As filed with the Securities and Exchange Commission on May 8, 2019

File No. 333-227545

File No. 811-23382

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 2	☒
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 2	☒

SPROTT ETF TRUST

(Exact Name of Registrant as Specified in Charter)

200 Bay Street, Suite 2600,

Toronto, Ontario, Canada M5J2J1

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 416-943-8099

The Corporation Trust Company

Corporation Trust Center

New Castle County

Wilmington, DE 19801

(Name and address of agent for service)

Copies of communications to:

John A. Ciampaglia

Chief Executive Officer

Sprott Asset Management LP

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J2J1

Bibb L. Strench, Esq.

Thompson Hine LLP

1919 M Street, N.W., Suite 700

Washington, D.C. 20036-1600

Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that the registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PROSPECTUS

May 10, 2019

Sprott ETF Trust

Sprott Gold Miners ETF (SGDM)

Principal U.S. Listing Exchange for the Fund: NYSE Arca, Inc.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares are bought and sold at market price (not NAV), are not individually redeemable, and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, consisting of 50,000 shares.

Summary Information — Sprott Gold Miners ETF

Investment Objective

The Sprott Gold Miners ETF (the “Fund”) seeks investment results that correspond (before fees and expenses) to the performance of its underlying index, the Solactive Gold Miners Custom Factors Index (ticker symbol SOLGMCFT) (the “Underlying Index”).

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of shares. These costs are not included in the expense example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.35%
Other Expenses(1)	0.28%
Total Annual Fund Operating Expenses	0.63%
Fee Waiver/Expense Reimbursement(2)	0.13%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements	0.50%

(1)	“Other expenses” are based on estimated amounts for the current fiscal year and are calculated as a percentage of the Fund’s net assets.
(2)

Sprott Asset Management LP, the investment adviser to the Fund, has contractually agreed to waive the management fee, and/or reimburse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (not including distribution (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.50% of the shares average daily net assets through June 30, 2021. The Adviser be permitted to recover expenses it has borne through the agreement described above to the extent that the Funds expenses in later periods fall below the annual rates set forth in the expense agreement. The Fund’s fee waiver/expense reimbursement arrangements with the Adviser permit the Adviser to recapture only if any such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the particular date in which the fees and expenses was deferred. This expense agreement may only be terminated during the period by the Board of Trustees of Sprott ETF Trust.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. The expense example assumes that the Expense Limit will be terminated after its initial two year term. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$189	$338	$773

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when shares are held in a taxable account. These costs may affect the Fund’s performance. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. For the fiscal year ended November 30, 2018, the Sprott Gold Miners ETF (the “Predecessor Fund”), a series of ALPS ETF Trust, which was reorganized into the Trust as of June 21, 2019 had a portfolio turnover rate equal to 82% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index aims to track the performance of gold companies located in the U.S. and Canada who common stocks or American Depository Receipts (“ADRs”) are traded on the Toronto Stock Exchange, the New York Stock Exchange and NASDAQ. The Underlying Index is compiled by Solactive AG (the “Index Provider”). In order to be included in the Underlying Index, companies must be an index component of the Solactive Equal Weights Global Gold Index. The Solactive Equal Weight Global Gold Index includes all companies classified under any of the following FactSet Revere Business Industry Classification System (“RBICS”) industries: Americas Gold Mining, Asia/Pacific Gold Mining and Other Gold Mining that are listed on the Toronto Stock Exchange, the New York Stock Exchange and NASDAQ in the form on common stocks or American Depository Receipts (“ADRs”). On selection days, existing index member of the Solactive Equal Weight Global Gold Index must have free float market capitalization of USD $375 million. New index members need to have a free float market capitalization of USD $750 million. Furthermore, new index members must have a minimum Average Daily Traded Value of at least USD $2 million, while existing index members must have a minimum Average Traded Value of at least USD $1 million over the past 1-month and 6-month periods. The Underlying Index employs a modified market capitalization weighted methodology such that each constituent comprises no more than 18% of the weight of the Underlying Index as of each rebalance, no more than 50% of the weight of the Underlying Index may consist of constituents comprising greater than 4.5% of the weight of the Underlying Index. A company in the Underlying Index will be classified as a gold mining company if it earns over 50% of its revenue from the mining of gold.

The Underlying Index is reconstituted and rebalanced quarterly after the close of the third Friday of February, May, August and November. Under normal circumstances, at least 80% of the Fund’s assets (net assets plus borrowings for investment purposes) will consist of securities issued by gold mining companies, and at least 80% of the Underlying Index will consist of such companies.

The Fund will normally invest at least 90% of its net assets in securities that comprise the Underlying Index.

Principal Risks of Investing in the Fund

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

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Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Market Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Gold and Silver Mining Industry Risk. The Fund is sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund’s returns. The gold and precious metals industry can be significantly affected by competitive pressures, central bank operations, events relating to international political developments, the success of exploration projects, commodity prices, adverse environmental developments and tax and government regulations.

Relationship to Gold and Silver Risk. The Underlying Index measures the performance of equity securities of companies engaged in gold and silver mining and related services in the precious metals sector. The Underlying Index does not measure the performance of direct investment in gold and silver and, therefore, may not move in the same direction and to the same extent as the spot prices of gold and silver.

Depositary Receipt Risk. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Underlying Index, may negatively affect the Fund’s ability to replicate the performance of the Underlying Index.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers, although limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Countries with emerging markets may present heightened risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events. Where all or a portion of the Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day. In addition, please note that this in turn could lead to differences between the market price of the Funds’s shares and the underlying value of those shares.

Canadian Investment Risk. Investments in Canadian issuers may subject the Fund to economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.

Concentration Risk. The Fund seeks to track the Underlying Index, which itself is currently concentrated in the gold and silver mining industry. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Fund.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have a more limited track record, narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

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Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies. An active trading market for shares of the ETF may not develop or be maintained. Please also note that in times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders, and that this could in turn lead to variances between the market price of the ETF’s shares and the underlying value of those shares.

Liquidity Risk. It may be more difficult for the Fund to buy and sell significant amounts of some securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when Sprott Asset Management LLP (the “Adviser”) believes it is desirable to do so.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fluctuation of Net Asset Value Risk. The net asset value (“NAV”) of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for shares on NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the shares will trade below, at or above their NAV. The Fund’s market price may deviate from the value of its underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Fund shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s shares.

Geographic Concentration Risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Portfolio Turnover Risk. The strategy used by the Fund may result in high portfolio turnover. A higher portfolio turnover will result in higher transactional costs and may result in higher taxes when Fund shares are held in a taxable account.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of the Fund’s prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

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Cybersecurity and Disaster Recovery Risks. Information and technology systems relied upon by the Fund, the Adviser, the Fund’s other service providers (including, but not limited to, the Fund Accountant, Custodian, Transfer Agent, Administrator, Distributor and index providers), market makers, Authorized Participants, financial intermediaries and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Adviser and the Fund’s other service providers have implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, the Adviser, the Sub-Adviser the Fund’s other service providers, market makers, Authorized Participants, financial intermediaries and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, impact the Fund’s ability to calculate its net asset value or impede trading. Such a failure could also harm the reputation of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants, financial intermediaries and/or issuers of securities in which the Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

Performance

Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.sprottetfs.com or by calling 1-855-496-3837.

The Predecessor Fund was reorganized on or about June 21, 2019 from Sprott Gold Miners ETF, then a series of ALPS ETF Trust, into a series of Sprott ETF Trust. The Fund is a continuation of the Predecessor Fund and, therefore, the performance information presents the performance of the Predecessor Fund.

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Annual Total Returns (calendar year ended 12/31)

Highest Quarterly Return	46.23%	(March 31, 2016)
Lowest Quarterly Return	-22.03%	(December 31, 2016)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

For periods ended December 31, 2018

	1 Year	Since Inception (July 15, 2014)
Return Before Taxes	-15.01%	-7.06%
Return After Taxes on Distributions	-15.08%	-7.18%
Return After Taxes on Distributions and Sale of Fund Shares	-8.78%	-5.20%
Sprott Zacks Gold Miners Index* (reflects no deduction for fees, expenses or taxes)	-14.36%	-6.38%
S&P 500 Index* (reflects no deduction for fees, expenses or taxes)	-4.38%	7.66%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

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Management

Adviser

Sprott Asset Management LP is the investment adviser to the Fund.

Sub-Adviser

ALPS Advisors, Inc. is the sub-adviser to the Fund.

Portfolio Managers

Ryan Mischker, Vice President, Portfolio Management & Research, and Andrew Hicks, Vice President of Index Management of ALPS Advisors, Inc., are responsible for the day to day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since the Fund’s inception in April 2019 and previously with the Predecessor Fund since March 2015 and March 2016, respectively.

Purchase and Sale of Fund Shares

The Fund issues and redeems shares at NAV only in a large specified number of shares each called a “Creation Unit,” or multiples thereof, and only with “authorized participants” that have entered into contractual arrangements with ALPS Distributors, Inc., the Fund’s distributor (“Distributor”). A Creation Unit consists of 50,000 shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in the Fund’s portfolio and/or cash.

Individual shares of the Fund may only be purchased and sold on NYSE Arca through brokers. Shares of the Fund are listed on NYSE Arca and because shares will trade at market prices rather than NAV, shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information About the Fund

Additional Information About Investment Strategies

The Fund’s investment objective is a non-fundamental policy and may be changed by the Board of Trustees (“Board”) of Sprott ETF Trust (the “Trust”) without shareholder approval upon not more than sixty (60) days’ written notice to shareholders.

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As a principal investment strategy, the Fund will normally invest at least 90% of its net assets in component securities that comprise the Underlying Index. Under normal circumstances, at least 80% of the Fund’s assets (net assets plus borrowings for investment purposes) will consist of securities issued by gold mining companies, and at least 80% of the Underlying Index will consist of such companies. As a non-principal investment strategy, the Fund may invest its remaining assets in other instruments in seeking performance that corresponds to the Underlying Index, and to manage cash flows. Such instruments may include money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of the Fund. A company in the Underlying Index will be classified as a gold mining company if it earns over 50% of its revenue from the mining of gold.

The Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

The Fund operates as an index fund and is not actively managed. The Fund employs a “passive management” – or indexing – investment to seek investment results that correspond generally, before fees and expenses to the performance of the Underlying Index. Because the Fund uses a passive management approach to seek to achieve its investment objective, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

The investment objectives and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. The fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Information About the Fund’s Principal Risks

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks” in the Fund’s summary.

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Gold and Silver Mining Industry Risk. Because as currently constituted the Underlying Index is concentrated in the gold and silver mining industry, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Competitive pressures may have a significant effect on the financial condition of such companies in the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic

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growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund’s returns. The production and sale of precious metals by governments or central banks or other large holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the supply and prices of precious metals. Economic and political conditions in those countries that are the largest producers of gold may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings. Some gold and precious metals mining operation companies may hedge their exposure to falls in gold and precious metals prices by selling forward future production, which may result in lower returns during periods when the price of gold and precious metals increases. The gold and precious metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations. If a natural disaster or other event with a significant economic impact occurs in a region where the companies in which the Fund invests operate, such disaster or event could negatively affect the profitability of such companies and, in turn, the Fund’s investment in them.

Relationship to Gold and Silver Risk. The Underlying Index measures the performance of equity securities of companies engaged in gold and silver mining and related services in the precious metals sector. Each Underlying Index does not measure the performance of direct investment in gold and silver and, therefore, may not move in the same direction and to the same extent as the spot prices of gold and silver.

Small- and Mid-Capitalization Company Risk. Investments in securities of small- and mid-capitalization companies are subject to the risks of common stocks. Investments in smaller companies may involve greater risks because these companies generally have a limited track record. A small capitalization company is defined as a company with a market capitalization between $300 million and $2 billion. A medium capitalization company is defined as a company with a market capitalization between $2 billion and $10 billion. Smaller companies often have narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of ADRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. Sponsored ADRs are issued with the support of the issuer of the foreign stock underlying the ADRs and carry all of the rights of common shares, including voting rights. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt. The underlying securities of the ADRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. In addition, because the underlying securities of ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the

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value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in a foreign currency. Where all or a portion of the Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day. In addition, please note that this in turn could lead to differences between the market price of the Funds’s shares and the underlying value of those shares.

Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates or adverse news and events.

Canadian Investment Risk. Investments in Canadian issuers may subject the Fund to economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.

Concentration Risk. The Fund seeks to track its Underlying Index, which itself is currently concentrated in the gold and silver mining industry. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Fund.

Liquidity Risk. It may be more difficult for the Fund to buy and sell significant amounts of some securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities.

Non-Correlation Risk. The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. These transaction costs may be higher for the Fund investing in foreign securities. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by AP. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. It is also possible that the Fund may not replicate its Underlying Index to the extent it has to adjust its portfolio holdings in order to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations (including exchange listing standards), the Fund may not be able to invest in all securities included in its Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in its Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

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An active trading market for shares of the ETF may not develop or be maintained. Please also note that in times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders, and that this could in turn lead to variances between the market price of the ETF’s shares and the underlying value of those shares. The risk that the Fund may not match the performance of its Underlying Index may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of an Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders.

To the extent the Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities closing prices on local markets (i.e., the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fluctuation of Net Asset Value. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for shares on the NYSE Arca. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s shares. The Fund’s market price may deviate from the value of its underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Fund shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s shares.

Geographic Concentration Risk. To the extent an Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Portfolio Turnover Risk. The Fund may trade all or a significant portion of the securities in its portfolio in connection with each rebalance and reconstitution of the Underlying Index. A high portfolio turnover rate may increase transaction costs, including brokerage commissions, on the sale of the securities and on reinvestment in other securities, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

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Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of the Fund’s prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Cybersecurity and Disaster Recovery Risks. Information and technology systems relied upon by the Fund, the Adviser, the Fund’s other service providers (including, but not limited to, the Fund Accountant, Custodian, Transfer Agent, Administrator, Distributor and index providers), market makers, Authorized Participants, financial intermediaries and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Adviser and the Fund’s other service providers have implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, the Adviser, the Sub-Adviser the Fund’s other service providers, market makers, Authorized Participants, financial intermediaries and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, impact the Fund’s ability to calculate its net asset value or impede trading. Such a failure could also harm the reputation of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants, financial intermediaries and/or issuers of securities in which the Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

Other Risks

The following section provides information regarding certain other risks of investing in the Fund.

Costs of Buying or Selling Shares Risk. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Exclusion from the Definition of a Commodity Pool Operator Risk. With respect to the Fund, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

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The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective(s), to limit its investments in these types of instruments. The Fund is not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies or this Prospectus.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each day on its website at www.SprottETFs.com. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

Fund Management

Adviser

Sprott Asset Management LP, located at 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1, serves as the investment adviser to the Fund. As of September 30, 2018, Sprott and its affiliates has C$10.1 billion (USD$7.7 billion) in assets under management. Subject to the authority of the Trust’s Board of Trustees, the Adviser is responsible for the overall management of the Fund’s business affairs. The Adviser invests the assets of the Fund, either directly or through the use of sub-advisers, according to the Fund’s investment objective, policies and restrictions. The Adviser furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of the Fund.

The Adviser is paid a monthly management fee at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.35%. The Adviser is required to pay all fees due to the Sub-Adviser (described below) out of the management fee the Adviser receives from the Fund. The Adviser has entered into a contractual arrangement with the Fund to reimburse the Fund’s expenses, and/or waive a portion of the advisory fee, to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements at 0.35% of average daily net assets of the Fund through June 30, 2021, subject to distribution and/or service (12b-1) fees (if any), acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses, which may cause the respective Fund’s Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements shown above to exceed the maximum amounts. The Adviser will be permitted to recover expenses it has borne through this agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the expense agreement. The Fund’s fee waiver/expense reimbursement arrangement with the Adviser permit the Adviser to recapture only if any such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Fund will not be obligated to pay any such fees and expenses more than three years after the particular date in which the fees and expense was waived or reimbursed.

A discussion regarding the Board of Trustees’ basis for approving the Advisory Agreement with respect to the Fund will be available in the Fund’s semi-annual shareholder report for the period ended November 30, 2019.

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Sub-Adviser

ALPS Advisors, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the sub-adviser to the Fund. As of February 28, 2019, the Sub-Adviser has $12.3 billion in assets under management.

Pursuant to the Sub-Advisory Agreement between the Adviser and the Sub-Adviser with respect to the Fund, the Sub-Adviser is responsible for the recommendation of the purchase, retention and sale of the Fund’s portfolio securities, , subject to the supervision of the Adviser and the oversight of the Board.

Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee as indicated in the table below:

Average Assets*	Sub-Advisory Fee**
Up to $250 million	0.04%
$250 million—$500 million	0.03%
Above $500 million	0.02%

*	Subject to the following annual minimums per fund sub-advised by ALPS for Sprott: (i) first two funds: $40,000 per fund; (ii) additional funds: $30,000 per fund.
**	Annual rate stated as a percentage of the average daily net assets of the Fund.

The sub-advisory fee is paid on a monthly basis. The Fund is not responsible for the payment of this sub-advisory fee.

A discussion regarding the Board of Trustees’ basis for approving the Sub-Advisory Agreement with respect to the Fund will be available in the Fund’s semi-annual shareholder report for the period ended November 30, 2019.

Portfolio Managers

The portfolio managers listed below are jointly and primarily responsible for the day-to-day management of the Fund. Please refer to the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of shares of the Fund.

Ryan Mischker, Vice President, Portfolio Management & Research and Andrew Hicks, Vice President, Index Management of ALPS Advisors are the Portfolio Managers of the Fund and are also responsible for the refinement and implementation of the equity portfolio management process.

Mr. Mischker has been Portfolio Manager of the Fund since its inception in April 2019. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS Fund Services, where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over 13 years financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Mr. Hicks has been a portfolio manager of the Fund since its inception in April 2019. He joined ALPS Advisors as a portfolio manager in 2015. Prior to joining ALPS Advisors, Mr. Hicks was a senior equity trader and research analyst with Virtus Investment Partners in New York City, specializing in ETF trading and international research. From 2007 to 2011, Mr. Hicks was an equity trader and research analyst at SCM Advisors in San Francisco, an affiliate of Virtus Investment Partners. With over 15 years of experience, Mr. Hicks gained international equity trading experience while at Wentworth, Hauser & Violich, and he began his career in semiconductor equity research at Citi. Mr. Hicks earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

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Information About the Underlying Index, the Underlying Index Provider and the Underlying Index Calculation Agent

The Underlying Index was created by Solactive AG to provide a means of generally tracking the performance of gold companies whose common stocks or American Depository Receipts (“ADRs”) are traded on the Toronto Stock Exchange, the New York Stock Exchange and NASDAQ. As of February 28, 2019, the Underlying Index consisted of 33 securities. The Underlying Index was created in September, 2018.

Solactive AG is not affiliated with the Trust, the Adviser or ALPS Distributors, Inc., the Fund’s distributor. Solactive AG has entered into a license agreement with the Adviser to use the Underlying Index (the “Sprott License Agreement”). The use of the Underlying Index by the Adviser and the Fund is subject to the terms of the Sprott License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index

Solactive AG serves as index calculation agent and performs routine daily index calculations and index maintenance (e.g., annual Index reconstitution, quarterly rebalancing, and corporate actions) for the Index.

Shareholder Information

General

The shares are issued or redeemed by the Fund at NAV per Share only in Creation Unit size. See “How to Buy and Sell Shares.”

Most investors buy and sell shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per share price differential. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the shares. Given that the Fund’s shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund trades under the NYSE Arca ticker symbol SGDM.

Share prices are reported in dollars and cents per Share.

Investors may acquire shares directly from the Fund, and shareholders may tender their shares for redemption directly to the Fund, only in Creation Units of 50,000 shares, as discussed in the “How to Buy and Sell Shares” section below.

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Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes (except for tax purposes).

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s shares on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

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Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 50,000 shares) directly with the Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with the Distributor, and accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities included in the Underlying Index (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” For those APs that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the AP may not be eligible to trade.

Purchases and redemptions of Creation Units primarily with cash, rather than through in-kind delivery of portfolio securities, may cause the Fund to incur certain costs. These costs could include brokerage costs or taxable gains or losses that it might not have incurred if it had made redemption in-kind. These costs could be imposed on the Fund, and thus decrease the Fund’s NAV, to the extent that the costs are not offset by a transaction fee payable by an Authorized Participant.

Orders must be placed in proper form by or through a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of shares of the Fund and must be received by the distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

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Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

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Distributions

Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in a fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through which the shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its shares at NAV for a basket of securities intended to mirror the Fund’s portfolio, plus a small amount of cash, and the Fund’s shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Fund by its shareholders would result in negative impact to the Fund or its shareholders.

Federal Income Taxation

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in the shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	The Fund makes distributions,

•	You sell your shares listed on the NYSE Arca, and

•	You purchase or redeem Creation Units

Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares.

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The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares, and as capital gain thereafter.

A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund is eligible to and elects to pass through these taxes to them. If more than 50% of the Fund’s total assets at the end of its taxable year consists of foreign stock or securities, the Fund intends to elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal tax), subject to certain limitations, the investor’s pro rata share of the Fund’s foreign income taxes.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax (and certain capital gain dividends may be subject to a 21% withholding tax), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a

22

gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold shares.

Taxation of Fund Investments in Passive Foreign Investment Companies

Certain of the Fund’s investments are expected to be in passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes. The Fund generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over the adjusted basis of such shares and as ordinary loss any decrease in such value. Gains realized with respect to a disposition of a PFIC that the Fund has elected to mark to market will be ordinary income. By making the mark to market election, the Fund may be required to recognize income in excess of the distributions that they receive from their investments. Accordingly, the Fund may need to borrow money or dispose of some of their investments in order to meet their distribution requirements. If the Fund does not make the “mark to market” election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings are disclosed each day on its website at www.sprottetfs.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment if all dividends and distributions). The Fund is a continuation of the Predecessor Fund and, therefore, the financial information includes results of the Predecessor Fund. The information for each fiscal period or year ended November 30 has been audited by Deloitte & Touche LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the Predecessor Fund’s Annual Report, which is available upon request.

For a share outstanding throughout the periods presented

23

Sprott Gold Miners ETF

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017		For the Year Ended November 30, 2016		For the Year Ended November 30, 2015	For the Period July 15, 2014 (Commencement of Operations) to November 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$19.82	$19.15		$12.97		$17.44	$25.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.07	0.04		(0.00	)(b)	0.10	0.02
Net realized and unrealized gain/(loss)	(4.51)	0.63		6.37		(4.52)	(7.58)
Total from investment operations	(4.44)	0.67		6.37		(4.42)	(7.56)
DISTRIBUTIONS:
From net investment income	(0.12)	(0.00	)(b)	(0.19)		(0.05)	–
Total distributions	(0.12)	(0.00	)(b)	(0.19)		(0.05)	–
Net increase/(decrease) in net asset value	(4.56)	0.67		6.18		(4.47)	(7.56)
NET ASSET VALUE, END OF PERIOD	$15.26	$19.82		$19.15		$12.97	$17.44
TOTAL RETURN(c)	(22.56)%	3.52%		49.82%		(25.44)%	(30.24)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$123,576	$164,545		$183,865		$112,158	$88,956
Ratio of expenses to average net assets	0.57%	0.57%		0.57%		0.57%	0.57	%(d)
Ratio of net investment income/(loss) to average net assets	0.39%	0.21%		(0.01)%		0.61%	0.31	%(d)
Portfolio turnover rate(e)	82%	101%		74%		78%	36%

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

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Premium/Discount Information

Information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the applicable Fund during the past four calendar quarters, or since inception, as applicable, can be found at www.SprottETFs.com.

General Information

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (“Securities Act”), may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Transfer Agent, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Fund and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.

Disclaimers

The Fund’s index a registered trademark of Solactive AG and has been licensed for use by Sprott. The Fund is not sponsored, endorsed, sold, or promoted by Solactive AG, and it makes no representation regarding the advisability of investing in the Fund. SOLACTIVE AG AND ITS AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND. Solactive AG calculates and publishes the Index and uses its best efforts to ensure that the index is calculated correctly. The publication of the Index by Solactive AG does not constitute a recommendation by Solactive AG to invest in the Fund. Solactive AG offer any guarantee or assurance with regard to the results of using the Index.

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Shares of the Fund are not sponsored, endorsed, or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund. NYSE Arca is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the shares of the Fund to be issued, or in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing, or trading of the shares of the Fund. Without limiting any of the foregoing, in no event shall the NYSE Arca have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser and Sub-Adviser do not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser and Sub-Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser and Sub-Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Adviser and Sub-Adviser make no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser and Sub-Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

For More Information:

Existing Shareholders or Prospective Investors

Sprott ETF Trust

c/o ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, Colorado 80203

Dealers

ALPS Distributors, Inc.: 1-855-496-3837

The Trust was organized as a Delaware statutory trust on January 3, 2018. Its Declaration of Trust currently permits the Trust to issue an unlimited number of shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust’s form of organization.

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

An Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

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Investment Adviser

Sprott Asset Management LP

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J2J1

Sub-Adviser

ALPS Advisors, Inc.

1290 Broadway

Suite 1100

Denver, Colorado 80203

Distributor

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, Colorado 80203

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Legal Counsel

Thompson Hine LLP

1919 M Street, N.W., Suite 700

Washington, D.C. 20036

Transfer Agent

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

Tait Weller & Baker

50 South 16th Street

Suite 2900

Philadelphia, Pennsylvania 19102

27

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund’s shares. Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Fund’s Registration Statement, including this Prospectus, the SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of Sprott Asset Management LP, 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1. These documents and other information concerning the Trust also may be inspected at the offices of ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The SAI for the Fund, which has been filed with the SEC, provides more information about the Fund. The SAI is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Fund’s annual and semi-annual reports may be obtained without charge by writing to the Fund at c/o ALPS Distributors, Inc., at 1290 Broadway, Suite 1100, Denver, Colorado 80203 or by calling 1-855-496-3837.

Investment Company Act file no. 811-23382.

28

PROSPECTUS

May 10, 2018

Sprott ETF Trust

Sprott Junior Gold Miners ETF (SGDJ)

Principal U.S. Listing Exchange for the Fund: NYSE Arca, Inc.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares are bought and sold at market price (not NAV), are not individually redeemable, and owners of the shares may acquire those shares from the Fund and tender those shares for redemption to the Fund in Creation Unit aggregations only, consisting of 50,000 shares.

Summary Information — Sprott Junior Gold Miners ETF

Investment Objective

The Sprott Junior Gold Miners ETF (the “Fund”) seeks investment results that correspond (before fees and expenses) to the performance of its underlying index, the Solactive Junior Gold Miners Index (ticker symbol SOLJGMFT) (the “Underlying Index”).

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of shares. These costs are not included in the expense example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.35%
Other Expenses(1)	0.46%
Total Annual Fund Operating Expenses	0.81%
Fee Waiver/Expense Reimbursement(2)	0.31%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements	0.50%

(1)	“Other expenses” are based on estimated amounts for the current fiscal year and are calculated as a percentage of the Fund’s net assets.
(2)

Sprott Asset Management LP, the investment adviser to the Fund, has contractually agreed to waive the management fee, and/or reimburse expenses so that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements (not including distribution (12b-1) fees, shareholder service fees, acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses) do not exceed a maximum of 0.50% of the shares average daily net assets through June 30, 2021. The Adviser be permitted to recover expenses it has borne through the agreement described above to the extent that the Funds expenses in later periods fall below the annual rates set forth in the expense agreement. The Fund’s fee waiver/expense reimbursement arrangements with the Adviser permit the Adviser to recapture only if any such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the particular date in which the fees and expenses was deferred. This expense agreement may only be terminated during the period by the Board of Trustees of Sprott ETF Trust.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. The example assumes that the Expense Limit will be terminated after its initial two year term. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$228	$419	$972

3

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when shares are held in a taxable account. These costs may affect the Fund’s performance. These costs, which are not reflected in annual fund operating expenses or in the Example, may affect the Fund’s performance. For the fiscal year ended November 30, 2018, the Sprott Junior Gold Miners ETF (the “Predecessor Fund”), a series of ALPS ETF Trust, which was reorganized into the Trust as of June 21, 2019 had a portfolio turnover rate equal to 37% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index aims to track the performance of “junior” gold companies primarily located in the U.S., Canada and Australia whose common stock, American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”) are traded on a regulated stock exchange in the form of shares tradeable for foreign investors without any restrictions. Junior companies include early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce gold. Most of these companies are in the development and exploration phase and are on the lookout for land with a higher chance for uncovering large mineral deposits. The Underlying Index is compiled by Solactive AG (the “Index Provider”).

In order to be included in the Underlying Index, companies must be an index component of the Solactive Global Gold Explorers & Developers Total Return Index. The Solactive Global Gold Explorers & Developers Total Return Index includes companies defined/identified as a gold explorer or gold producer. A quarterly revenue growth factor is only applied to the producers while a price momentum factor is only applied to explorers and developers. Companies mainly active in the streaming and royalty business are excluded from that definition. On selection days existing index members of the Solactive Global Gold Explorers & Developers Total Return Index must have free float market capitalization of USD $100 million. New index members need to have a free float market capitalization of USD $200 million. Furthermore, new index members must have a minimum Average Daily Traded Value of at least USD $500,000, while existing index members must have a minimum Average Daily Traded Value of at least USD $250,000, over the past 3-months. In the Underlying Index, companies that have a free float market capitalization of greater than USD $2 billion are excluded.

The Underlying Index employs a modified market capitalization weighted methodology such that each constituent comprises no more than 9% of the weight of the Underlying Index as of each rebalance, provided that, as of each rebalance, no more than 50% of the weight of the Underlying Index may consist of constituents comprising greater than 4.5% of the weight of the Underlying Index. A company in the Underlying Index will be classified as a gold mining company if it earns over 50% of its revenue from the mining of gold.

The Underlying Index is reconstituted and rebalanced semi-annually after the close of the third Friday of May and November. Under normal circumstances, at least 80% of the Fund’s assets (net assets plus borrowings for investment purposes) will consist of securities issued by gold mining companies, and at least 80% of the Underlying Index will consist of such companies.

The Fund will normally invest at least 90% of its net assets in securities that comprise the Underlying Index.

4

Principal Risks of Investing in the Fund

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Market Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Gold and Silver Mining Industry Risk. The Fund is sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund’s returns. The gold and precious metals industry can be significantly affected by competitive pressures, central bank operations, events relating to international political developments, the success of exploration projects, commodity prices, adverse environmental developments and tax and government regulations.

Relationship to Gold and Silver Risk. The Underlying Index measures the performance of equity securities of companies engaged in gold and silver mining and related services in the precious metals sector. The Underlying Index does not measure the performance of direct investment in gold and silver and, therefore, may not move in the same direction and to the same extent as the spot prices of gold and silver.

Small- and Mid-Capitalization Company Risk. Smaller and mid-size companies often have narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Micro-Capitalization Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities.

Depositary Receipt Risk. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Underlying Index, may negatively affect the Fund’s ability to replicate the performance of the Underlying Index.

5

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers, although limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Countries with emerging markets may present heightened risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events.

Where all or a portion of the Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day. In addition, please note that this in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

Investments in Australian issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the energy, agricultural and mining sectors. This makes the Australian economy susceptible to fluctuations in the commodity markets. Australia is also dependent on trading with key trading partners.

Investments in Canadian issuers may subject the Fund to economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.

Concentration Risk. The Fund seeks to track the Underlying Index, which itself is currently concentrated in the gold and silver mining industry. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Fund.

Non-Correlation Risk. The Fund’s return may not match the return of the Underlying Index for a number of reasons, including operating expenses incurred by the Fund not applicable to the Underlying Index, costs in buying and selling securities, asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies. An active trading market for shares of the Fund may not develop or be maintained. Please also note that in times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the Fund and in executing purchase or redemption orders, and that this could in turn lead to variances between the market price of the Fund’s shares and the underlying value of those shares.

Liquidity Risk. It may be more difficult for the Fund to buy and sell significant amounts of some securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when Sprott Asset Management LLP (the “Adviser”) believes it is desirable to do so.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fluctuation of Net Asset Value Risk. The net asset value (“NAV”) of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for shares on NYSE Arca, Inc. (the “NYSE Arca”). The Adviser cannot predict whether the shares will trade below, at or above their NAV. The Fund’s market price may deviate from the value of its underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Fund shares bought or sold. this can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

6

Geographic Concentration Risk. To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined in the Creations and Redemptions section of the Fund’s prospectus) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Cybersecurity and Disaster Recovery Risks. Information and technology systems relied upon by the Fund, the Adviser, the Fund’s other service providers (including, but not limited to, the Fund Accountant, Custodian, Transfer Agent, Administrator, Distributor and index providers), market makers, Authorized Participants, financial intermediaries and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Adviser and the Fund’s other service providers have implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, the Adviser, the Sub-Adviser the Fund’s other service providers, market makers, Authorized Participants, financial intermediaries and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, impact the Fund’s ability to calculate its net asset value or impede trading. Such a failure could also harm the reputation of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants, financial intermediaries and/or issuers of securities in which the Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

Performance

Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.sprottetfs.com or by calling 1-855-496-3837.

The Predecessor Fund was reorganized on or about June 21, 2019 from Sprott Gold Miners ETF, then a series of ALPS ETF Trust, into a series of Sprott ETF Trust. The Fund is a continuation of the Predecessor Fund and, therefore, the performance information presents the performance of the Predecessor Fund.

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Annual Total Returns (calendar year ended 12/31)

Highest Quarterly Return	48.94%	(March 31, 2016)
Lowest Quarterly Return	-21.59%	(December 31, 2016)

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

For periods ended December 31, 2018

	1 Year	Since Inception (March 31, 2015)
Return Before Taxes	-25.66%	1.48%
Return After Taxes on Distributions	-25.66%	1.20%
Return After Taxes on Distributions and Sale of Fund Shares	-15.19%	1.04%
Sprott Zacks Junior Gold Miners Index* (reflects no deduction for fees, expenses or taxes)	-25.20%	2.33%
S&P 500 Index* (reflects no deduction for fees, expenses or taxes)	-4.38%	7.20%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

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Management

Adviser

Sprott Asset Management LP is the investment adviser to the Fund.

Sub-Adviser

ALPS Advisors, Inc. is the sub-adviser to the Fund.

Portfolio Managers

Ryan Mischker, Vice President, Portfolio Management & Research, and Andrew Hicks, Vice President of Index Management of ALPS Advisors, Inc., are responsible for the day to day management of the Fund. Mr. Mischker and Mr. Hicks have each served in such capacity since the Fund’s inception in April 2019 and previously with the Predecessor Fund since March 2015 and March 2016, respectively.

Purchase and Sale of Fund Shares

The Fund issues and redeems shares at NAV only in a large specified number of shares each called a “Creation Unit,” or multiples thereof, and only with “authorized participants” that have entered into contractual arrangements with ALPS Distributors, Inc., the Fund’s distributor (“Distributor”). A Creation Unit consists of 50,000 shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in the Fund’s portfolio and/or cash.

Individual shares of the Fund may only be purchased and sold on NYSE Arca through brokers. Shares of the Fund are listed on NYSE Arca and because shares will trade at market prices rather than NAV, shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More Information About the Fund

Additional Information About Investment Strategies

The Fund’s investment objective is a non-fundamental policy and may be changed by the Board of Trustees (“Board”) of Sprott ETF Trust (the “Trust”) without shareholder approval upon not more than sixty (60) days’ written notice to shareholders.

As a principal investment strategy, the Fund will normally invest at least 90% of its net assets in component securities that comprise the Underlying Index. Under normal circumstances, at least 80% of the Fund’s assets (net assets plus borrowings for investment purposes) will consist of securities issued by gold mining companies, and at least 80% of the Underlying Index will consist of such companies. As a non-principal investment strategy, the Fund may invest its remaining assets in other instruments in seeking performance that corresponds to the Underlying Index, and to manage cash flows. Such instruments may include money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments, convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index), forward foreign currency exchange contracts and in swaps, options and futures contracts. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to the Underlying Index to be reflected in the portfolio composition of the Fund. A company in the Underlying Index will be classified as a gold mining company if it earns over 50% of its revenue from the mining of gold.

The Fund may borrow money from a bank up to a limit of 10% of the value of its total assets, but only for temporary or emergency purposes.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis, and will be maintained in an amount equal to at least 100% of the value of the portfolio securities being lent.

The Fund operates as an index fund and is not actively managed. The Fund employs a “passive management” – or indexing – investment to seek investment results that correspond, before fees and expenses to the performance of the Underlying Index. Because the Fund uses a passive management approach to seek to achieve its investment objective, the Fund does not take temporary defensive positions during periods of adverse market, economic or other conditions.

The investment objectives and policies described herein constitute non-fundamental policies that may be changed by the Board of Trustees of the Trust without shareholder approval. The fundamental policies of the Fund are set forth in the Statement of Additional Information under “Investment Restrictions.”

Additional Information About the Fund’s Principal Risks

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks” in the Fund’s summary.

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

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Market Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Gold and Silver Mining Industry Risk. Because as currently constituted the Underlying Index is concentrated in the gold and silver mining industry, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Competitive pressures may have a significant effect on the financial condition of such companies in the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund’s returns. The production and sale of precious metals by governments or central banks or other large holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the supply and prices of precious metals. Economic and political conditions in those countries that are the largest producers of gold may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings. Some gold and precious metals mining operation companies may hedge their exposure to falls in gold and precious metals prices by selling forward future production, which may result in lower returns during periods when the price of gold and precious metals increases. The gold and precious metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations. If a natural disaster or other event with a significant economic impact occurs in a region where the companies in which the Fund invests operate, such disaster or event could negatively affect the profitability of such companies and, in turn, the Fund’s investment in them.

A significant amount of the companies in the Underlying Index may be early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce gold or silver. The exploration and development of mineral deposits involve significant financial risks over a significant period of time which even a combination of careful evaluation, experience and knowledge may not eliminate. Few properties which are explored are ultimately developed into producing mines. Major expenditures may be required to establish reserves by drilling and to construct mining and processing facilities at a site. In addition, many early stage miners operate at a loss and are dependent on securing equity and/or debt financing, which might be more difficult to secure for an early stage mining company than for a more established counterpart. This segment of mining companies is especially volatile and thus an investment in the Fund may be more speculative than other investments.

Relationship to Gold and Silver Risk. Each Underlying Index measures the performance of equity securities of companies engaged in gold and silver mining and related services in the precious metals sector. Each Underlying Index does not measure the performance of direct investment in gold and silver and, therefore, may not move in the same direction and to the same extent as the spot prices of gold and silver.

Small- and Mid-Capitalization Company Risk. Investments in securities of small- and mid-capitalization companies are subject to the risks of common stocks. Investments in smaller companies may involve greater risks because these companies generally have a limited track record. A small capitalization company is defined as a company with a market capitalization between $300 million and $2 billion. A medium capitalization company is defined as a company with a market capitalization between $2 billion and $10 billion. Smaller companies often have narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

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Micro-Capitalization Company Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations. Micro-cap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the future ability to sell these securities. Also, it may take a long time before the Fund realizes a gain, if any, on an investment in a micro-cap company.

Depositary Receipt Risk. The Fund may hold the securities of non-U.S. companies in the form of ADRs and GDRs. ADRs are negotiable certificates issued by a U.S. financial institution that represent a specified number of shares in a foreign stock and trade on a U.S. national securities exchange, such as the NYSE. GDRs are similar to ADRs, but may be issued in bearer form and are typically offered for sale globally and held by a foreign branch of an international bank. Sponsored ADRs and GDRs are issued with the support of the issuer of the foreign stock underlying the ADRs or GDRs and carry all of the rights of common shares, including voting rights. The underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored depositary receipt. The underlying securities of the ADRs and GDRs in the Fund’s portfolio are usually denominated or quoted in currencies other than the U.S. Dollar. As a result, changes in foreign currency exchange rates may affect the value of the Fund’s portfolio. In addition, because the underlying securities of ADRs and GDRs trade on foreign exchanges at times when the U.S. markets are not open for trading, the value of the securities underlying the ADRs and GDRs may change materially at times when the U.S. markets are not open for trading, regardless of whether there is an active U.S. market for shares of the Fund.

Foreign Investment Risk. The Fund’s investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in a foreign currency.

Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates or adverse news and events.

Where all or a portion of the Fund’s underlying securities trade in a market that is closed when the market in which the Fund’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the Fund’s domestic trading day. In addition, please note that this in turn could lead to differences between the market price of the Fund’s shares and the underlying value of those shares.

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Investments in Australian issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the energy, agricultural and mining sectors. This makes the Australian economy susceptible to fluctuations in the commodity markets. Australia is also dependent on trading with key trading partners.

Investments in Canadian issuers may subject the Fund to economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.

Concentration Risk. The Fund seeks to track its Underlying Index, which itself is currently concentrated in the gold and silver mining industry. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Fund.

Liquidity Risk. It may be more difficult for the Fund to buy and sell significant amounts of some securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities.

Non-Correlation Risk. The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. These transaction costs may be higher for the Fund investing in foreign securities. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by AP. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. It is also possible that the Fund may not replicate its Underlying Index to the extent it has to adjust its portfolio holdings in order to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations (including exchange listing standards), the Fund may not be able to invest in all securities included in its Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in its Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

An active trading market for shares of the Fund may not develop or be maintained. Please also note that in times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the Fund and in executing purchase or redemption orders, and that this could in turn lead to variances between the market price of the Fund’s shares and the underlying value of those shares. The risk that the Fund may not match the performance of its Underlying Index may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of an Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders.

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To the extent the Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities closing prices on local markets (i.e., the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Fluctuation of Net Asset Value Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for shares on the NYSE Arca. The Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Underlying Index trading individually or in the aggregate at any point in time. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the NYSE Arca and may, therefore, have a material effect on the market price of the Fund’s shares. The Fund’s market price may deviate from the value of its underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Fund shares bought or sold. this can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Geographic Concentration Risk. To the extent an Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country. For example, political and economic conditions and changes in regulatory, tax or economic policy in a country could significantly affect the market in that country and in surrounding or related countries and have a negative impact on the Fund’s performance.

Index Management Risk. Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Cybersecurity and Disaster Recovery Risks. Information and technology systems relied upon by the Fund, the Adviser, the Fund’s other service providers (including, but not limited to, the Fund Accountant, Custodian, Transfer Agent, Administrator, Distributor and index providers), market makers, Authorized Participants, financial intermediaries and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Adviser and the Fund’s other service providers have implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, the Adviser, the Sub-Adviser the Fund’s other service providers, market makers, Authorized Participants, financial intermediaries and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, impact the

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Fund’s ability to calculate its net asset value or impede trading. Such a failure could also harm the reputation of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants, financial intermediaries and/or issuers of securities in which the Fund invests, subject such entities and their respective affiliates to legal claims or otherwise affect their business and financial performance.

Other Risks

The following section provides information regarding certain other risks of investing in the Fund.

Costs of Buying or Selling Shares Risk. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Exclusion from the Definition of a Commodity Pool Operator Risk. With respect to the Fund, the Adviser has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps. Because the Adviser and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective(s), to limit its investments in these types of instruments. The Fund is not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Fund, its investment strategies or this Prospectus.

Operational Risk. The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each day on its website at www.SprottETFs.com. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

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Fund Management

Adviser

Sprott Asset Management LP, located at 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1, serves as the investment adviser to the Fund. As of September 30, 2018, Sprott and its affiliates has C$10.1 billion (USD$7.7 billion) in assets under management. Subject to the authority of the Trust’s Board of Trustees, the Adviser is responsible for the overall management of the Fund’s business affairs. The Adviser invests the assets of the Fund, either directly or through the use of sub-advisers, according to the Fund’s investment objective, policies and restrictions. The Adviser furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of the Fund.

The Adviser is paid a monthly management fee at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.35%. The Adviser is required to pay all fees due to the Sub-Adviser (described below) out of the management fee the Adviser receives from the Fund. The Adviser has entered into a contractual arrangement with the Fund to reimburse the Fund’s expenses, and/or waive a portion of the advisory fee, to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements at 0.35% of average daily net assets of the Fund through June 30, 2021, subject to distribution and/or service (12b-1) fees (if any), acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses, which may cause the respective Fund’s Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements shown above to exceed the maximum amounts. The Adviser will be permitted to recover expenses it has borne through this agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the expense agreement. The Fund’s fee waiver/expense reimbursement arrangement with the Adviser permit the Adviser to recapture only if any such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Fund will not be obligated to pay any such fees and expenses more than three years after the particular date in which the fees and expense was waived or reimbursed.

A discussion regarding the Board of Trustees’ basis for approving the Advisory Agreement with respect to the Fund will be available in the Fund’s semi-annual shareholder report for the period ended November 30, 2019.

Sub-Adviser

ALPS Advisors, Inc., located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as the Sub-Adviser to the Fund. As of February, 2019, the Sub-Adviser has $12.3 billion in assets under management.

Pursuant to the Sub-Advisory Agreement between the Adviser and the Sub-Adviser with respect to the Fund, the Sub-Adviser is responsible for the recommendation of the purchase, retention and sale of the Fund’s portfolio securities, subject to the supervision of the Adviser and the oversight of the Board.

Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee as indicated in the table below:

Average Assets*	Sub-Advisory Fee**
Up to $250 million	0.04%
$250 million—$500 million	0.03%
Above $500 million	0.02%

*	Subject to the following annual minimums per fund sub-advised by ALPS for Sprott: (i) first two funds: $40,000 per fund; (ii) additional funds: $30,000 per fund.
**	Annual rate stated as a percentage of the average daily net assets of the Fund. The sub-advisory fee is paid on a monthly basis. The Fund is not responsible for the payment of this sub-advisory fee.

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A discussion regarding the Board of Trustees’ basis for approving the Sub-Advisory Agreement with respect to the Fund will be available in the Fund’s semi-annual shareholder report for the period ended November 30, 2019.

Portfolio Managers

The portfolio managers listed below are jointly and primarily responsible for the day-to-day management of the Fund. Please refer to the SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their ownership of shares of the Fund.

Ryan Mischker, Vice President, Portfolio Management & Research and Andrew Hicks, Vice President, Index Management of ALPS Advisors are the Portfolio Managers of the Fund and are also responsible for the refinement and implementation of the equity portfolio management process.

Mr. Mischker has been Portfolio Manager of the Fund since its inception in April 2019. Prior to joining ALPS Advisors, Mr. Mischker served as Compliance Manager of ALPS Fund Services, where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over 13 years financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and B.A. in Economics.

Mr. Hicks has been a portfolio manager of the Fund since its inception in April 2019. He joined ALPS Advisors as a portfolio manager in 2015. Prior to joining ALPS Advisors, Mr. Hicks was a senior equity trader and research analyst with Virtus Investment Partners in New York City, specializing in ETF trading and international research. From 2007 to 2011, Mr. Hicks was an equity trader and research analyst at SCM Advisors in San Francisco, an affiliate of Virtus Investment Partners. With over 15 years of experience, Mr. Hicks gained international equity trading experience while at Wentworth, Hauser & Violich, and he began his career in semiconductor equity research at Citi. Mr. Hicks earned an accounting degree from Miami University (Ohio) while interning each summer on the American Stock Exchange in New York City.

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Information About the Index, the Index Provider and the Index Calculation Agent

The Underlying Index was created by Solactive AG to provide a means of generally tracking the performance of “junior” gold companies whose common stock or American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”) are traded on a regulated stock exchange in the form of shares tradeable for foreign investors without any restrictions. Junior companies include early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce gold. Most of these companies are in the development and exploration phase and are on the lookout for land with a higher chance for uncovering large mineral deposits. As of February 28, 2019, the Underlying Index consisted of 44 securities. The Underlying Index was created in 2018.

Solactive AG is not affiliated with the Trust, the Adviser or ALPS Distributors, Inc., the Fund’s distributor. Solactive AG has entered into a license agreement with the Adviser to use the Underlying Index (the “Sprott License Agreement”).

Pursuant to the Sprott License Agreement, the Adviser in turn has entered into a sublicense agreement with the Fund to use the Underlying Index (the “Sublicense Agreement”). Pursuant to the Sublicense Agreement, the use of the Underling Index by the Fund is subject to the terms of the Sprott License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index.

Solactive AG serves as index calculation agent and performs routine daily index calculations and index maintenance (e.g., annual Index reconstitution, quarterly rebalancing, and corporate actions) for the Index.

Shareholder Information

General

The shares are issued or redeemed by the Fund at NAV per Share only in Creation Unit size. See “How to Buy and Sell Shares.”

Most investors buy and sell shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading in the secondary market on the NYSE Arca. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots,” at no per share price differential. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Fund trades on the NYSE Arca at prices that may differ to varying degrees from the daily NAV of the shares. Given that the Fund’s shares can be issued and redeemed in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for long. The Fund trades under the NYSE Arca ticker symbol SGDJ.

Share prices are reported in dollars and cents per Share.

Investors may acquire shares directly from the Fund, and shareholders may tender their shares for redemption directly to the Fund, only in Creation Units of 50,000 shares, as discussed in the “How to Buy and Sell Shares” section below.

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Book-Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes (except for tax purposes).

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or “street name” form.

How to Buy and Sell Shares

Pricing Fund Shares

The trading price of the Fund’s shares on the NYSE Arca may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The NYSE Arca disseminates the approximate value of shares of the Fund every fifteen seconds. The approximate value calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close. As a result, premiums and discounts between the approximate value and the market price could be affected. This approximate value should not be viewed as a “real-time” update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

The NAV per Share for the Fund is determined once daily as of the close of the NYSE, usually 4:00 p.m. Eastern time, each day the NYSE is open for trading. NAV per Share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding.

Equity securities are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the last quoted sales price in the markets in which they trade or, if there are no sales, at the mean of the most recent bid and asked prices. For securities traded on NASDAQ, the NASDAQ Official Closing Price generally will be used. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Trustees believe accurately reflects fair value. Securities will be valued at fair value when market quotations are not readily available or are deemed unreliable, such as when a security’s value or meaningful portion of the Fund’s portfolio is believed to have been materially affected by a significant event. Such events may include a natural disaster, an economic event like a bankruptcy filing, a trading halt in a security, an unscheduled early market close or a substantial fluctuation in domestic and foreign markets that has occurred between the close of the principal exchange and the NYSE. In such a case, the value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair market value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset’s sale.

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Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which the Fund’s net asset value is not calculated and on which the Fund does not effect sales, redemptions and exchanges of its shares.

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units (large specified blocks of 50,000 shares) directly with the Fund must have entered into an authorized participant agreement (such investors being “Authorized Participants” or “APs”) with the Distributor, and accepted by the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchase and redemption of Creation Units. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

How to Buy Shares

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities included in the Underlying Index (the “Deposit Securities”) and generally make a small cash payment referred to as the “Cash Component.” For those APs that are not eligible for trading a Deposit Security, custom orders are available. The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund’s custodian through the facilities of the National Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the NYSE Arca. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. In the case of custom orders, cash-in-lieu may be added to the Cash Component to replace any Deposit Securities that the AP may not be eligible to trade.

Orders must be placed in proper form by or through a participant of the DTC (“DTC Participant”) that has entered into an agreement with the Distributor, and accepted by the transfer agent, with respect to purchases and redemptions of Creation Units. All standard orders must be placed for one or more whole Creation Units of shares of the Fund and must be received by the distributor in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the distributor no later than one hour prior to Closing Time in order to receive that day’s closing NAV per Share. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason.

A fixed creation transaction fee of $500 per transaction (the “Creation Transaction Fee”) is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional variable charge for cash creations or partial cash creations may also be imposed to compensate the Fund for the costs associated with buying the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The price for each Creation Unit will equal the daily NAV per Share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain cash at least equal to 115% of the market value of the missing Deposit Securities on deposit with the Trust.

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For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Stocks

An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may, at the Fund’s discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Redemption of Shares

Shares may be redeemed only in Creation Units at their NAV and only on a day the NYSE Arca is open for business. The Fund’s custodian makes available immediately prior to the opening of business each day of the NYSE Arca, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund’s portfolio securities that will be applicable that day to redemption requests in proper form (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of shares being redeemed, a compensating cash payment to the Fund equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for, by or on behalf of the redeeming shareholder.

An order to redeem Creation Units of the Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order to receive that day’s closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. Eastern time.

A fixed redemption transaction fee of $500 per transaction (the “Redemption Transaction Fee”) is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request.

For more detailed information, see “Creation and Redemption of Creation Unit Aggregations” in the Statement of Additional Information.

Distributions

Fund shareholders are entitled to their share of the Fund’s income and net realized gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund typically earns income dividends from stocks and may earn interest from debt securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” The Fund realizes capital gains or losses whenever it sells securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

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Income dividends, if any, are distributed to shareholders quarterly. Net capital gains are distributed at least annually. Dividends may be declared and paid more frequently to improve Underlying Index tracking or to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended. Some portion of each distribution may result in a return of capital (which is a return of the shareholder’s investment in a fund). Fund shareholders will be notified regarding the portion of the distribution that represents a return of capital.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through which the shares were purchased makes such option available.

Frequent Purchases and Redemptions

The Fund imposes no restrictions on the frequency of purchases and redemptions. The Board of Trustees evaluated the risks of market timing activities by the Fund’s shareholders when they determined that no restriction or policy was necessary. The Board considered that, unlike traditional mutual funds, the Fund issues and redeems its shares at NAV for a basket of securities intended to mirror the Fund’s portfolio, plus a small amount of cash, and the Fund’s shares may be purchased and sold on the exchange at prevailing market prices. Given this structure, the Board determined that it is unlikely that (a) market timing would be attempted by the Fund’s shareholders or (b) any attempts to market time the Fund by its shareholders would result in negative impact to the Fund or its shareholders.

Federal Income Taxation

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in the shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•	The Fund makes distributions,

•	You sell your shares listed on the NYSE Arca, and

•	You purchase or redeem Creation Units

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Taxes on Distributions

Dividends from net investment income, if any, are declared and paid quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund’s income and net short-term capital gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares.

The maximum individual rate applicable to long-term capital gains is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. In addition, some ordinary dividends declared and paid by the Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares, and as capital gain thereafter.

A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund is eligible to and elects to pass through these taxes to them. If more than 50% of the Fund’s total assets at the end of its taxable year consists of foreign stock or securities, the Fund intends to elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal tax), subject to certain limitations, the investor’s pro rata share of the Fund’s foreign income taxes.

If you are not a citizen or permanent resident of the United States, or if you are a foreign entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax (and certain capital gain dividends may be subject to a 21% withholding tax), unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. Prospective investors are urged to consult their tax advisors concerning the applicability of the U.S. withholding tax.

The Fund generally would be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number (generally your social security number) or otherwise provide proof of an applicable exemption from backup withholding. The backup withholding rate for an individual is 24%.

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Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold shares.

Taxation of Fund Investments in Passive Foreign Investment Companies

Certain of the Fund’s investments are expected to be in passive foreign investment companies (“PFICs”) for U.S. federal income tax purposes. The Fund generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over the adjusted basis of such shares and as ordinary loss any decrease in such value. Gains realized with respect to a disposition of a PFIC that the Fund has elected to mark to market will be ordinary income. By making the mark to market election, the Fund may be required to recognize income in excess of the distributions that they receive from their investments. Accordingly, the Fund may need to borrow money or dispose of some of their investments in order to meet their distribution requirements. If the Fund does not make the “mark to market” election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund shares under all applicable tax laws. Changes in applicable tax authority could materially affect the conclusions discussed above and could adversely affect the Fund, and such changes often occur.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings are disclosed each day on its website at www.sprottetfs.com. A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment if all dividends and distributions). The Fund is a continuation of the Predecessor Fund and, therefore, the financial information includes results of the Predecessor Fund. The information for each fiscal period or year ended November 30 has been audited by Deloitte & Touche LLP, the Fund’s Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the Predecessor Fund’s Annual Report, which is available upon request.

Sprott Junior Gold Miners ETF

	For the Year Ended November 30, 2018	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Period March 31, 2015 (Commencement of Operations) to November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$31.48	$33.00	$19.65	$24.18
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (a)	(0.06)	(0.09)	(0.05)	0.04
Net realized and unrealized gain/(loss)	(9.74)	(0.87)	13.56	(4.57)
Total from investment operations	(9.80)	(0.96)	13.51	(4.53)
DISTRIBUTIONS:
From net investment income	(0.05)	(0.56)	(0.16)	–
Total distributions	(0.05)	(0.56)	(0.16)	–
Net increase/(decrease) in net asset value	(9.85)	(1.52)	13.35	(4.53)
NET ASSET VALUE, END OF PERIOD	$21.63	$31.48	$33.00	$19.65
TOTAL RETURN(b)	(31.19)%	(2.99)%	69.35%	(18.73)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$36,776	$149,550	$47,857	$23,579
Ratio of expenses to average net assets	0.57%	0.57%	0.57%	0.57	%(c)
Ratio of net investment income/(loss) to average net assets	(0.22)%	(0.26)%	(0.14)%	0.29	%(c)
Portfolio turnover rate(d)	37%	74%	61%	71%

(a)	Based on average shares outstanding during the period.
(b)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

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Premium/Discount Information

Information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the applicable Fund during the past four calendar quarters, or since inception, as applicable, can be found at www.SprottETFs.com.

General Information

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (“Securities Act”), may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Transfer Agent, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Fund and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.

Disclaimers

The Fund’s index a registered trademark of Solactive AG and has been licensed for use by Sprott. The Fund is not sponsored, endorsed, sold, or promoted by Solactive AG, and it makes no representation regarding the advisability of investing in the Fund. SOLACTIVE AG AND ITS AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND. Solactive AG calculates and publishes the Index and uses its best efforts to ensure that the index is calculated correctly. The publication of the Index by Solactive AG does not constitute a recommendation by Solactive AG to invest in the Fund. Solactive AG offer any guarantee or assurance with regard to the results of using the Index.

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Shares of the Fund are not sponsored, endorsed, or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund. NYSE Arca is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the shares of the Fund to be issued, or in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing, or trading of the shares of the Fund. Without limiting any of the foregoing, in no event shall the NYSE Arca have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser and Sub-Adviser do not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser and Sub-Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser and Sub-Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Adviser and Sub-Adviser make no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser and Sub-Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

For More Information:

Existing Shareholders or Prospective Investors

Sprott ETF Trust

c/o ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, Colorado 80203

Dealers

ALPS Distributors, Inc.: 1-855-496-3837

The Trust was organized as a Delaware statutory trust on January 3, 2018. Its Declaration of Trust currently permits the Trust to issue an unlimited number of shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the SAI for more information concerning the Trust’s form of organization.

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

An Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Investment Adviser

Sprott Asset Management LP

200 Bay Street, Suite 2600

Toronto, Ontario, Canada M5J2J1

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Sub-Adviser

ALPS Advisors, Inc.

1290 Broadway

Suite 1100

Denver, Colorado 80203

Distributor

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, Colorado 80203

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Legal Counsel

Thompson Hine LLP

1919 M Street, N.W., Suite 700

Washington, D.C. 20036

Transfer Agent

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Independent Registered Public Accounting Firm

Tait Weller & Baker

50 South 16th Street

Suite 2900

Philadelphia, Pennsylvania 19102

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This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund’s shares. Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Fund’s Registration Statement, including this Prospectus, the SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. These documents and other information concerning the Trust also may be inspected at the offices of Sprott Asset Management LP, 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1. These documents and other information concerning the Trust also may be inspected at the offices of ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The SAI for the Fund, which has been filed with the SEC, provides more information about the Fund. The SAI is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI and the Fund’s annual and semi-annual reports may be obtained without charge by writing to the Fund at c/o ALPS Distributors, Inc., at 1290 Broadway, Suite 1100, Denver, Colorado 80203 or by calling 1-855-496-3837.

Investment Company Act file no. 811-23382.

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SPROTT ETF TRUST

STATEMENT OF ADDITIONAL INFORMATION

Dated May 10, 2019

This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the Prospectus of Sprott Gold Miners ETF (the “Fund”), a series of Sprott ETF Trust (the “Trust”) dated May 10, 2019, as amended (“Prospectus”), for the following series of the Trust, as it may be supplemented from time to time:

Fund	Ticker Symbol	Listing Exchange
Sprott Gold Miners ETF	SGDM	NYSE Arca, Inc.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus, SAI and the Trust’s Annual and Semi-Annual Shareholder Reports may be obtained without charge by writing to the Trust or the Trust’s Distributor, ALPS Portfolio Solutions Distributor, Inc., at 1290 Broadway, Suite 1100, Denver, Colorado 80203 or by calling 1.866.759.5679 (9 a.m. to 6 p.m. Eastern Time).

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Trust currently consists of two investment portfolios: Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF. The Fund is a non-diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory trust on January 3, 2018. The shares of the Fund are referred to herein as “Shares.” Sprott Asset Management LP (the “Adviser”) acts as investment adviser to the Fund. ALPS Advisors, Inc. (the “Sub-Adviser”) acts as sub-adviser to the Fund. The Fund acquired all of the assets and liabilities of Sprott Gold Miners ETF (“Predecessor Fund”), a series of ALPS ETF Trust, in a tax-free reorganization on June 21, 2019. The Predecessor Fund had the same investment objectives, strategies and policies as the corresponding Fund at the time of the Reorganization. As of the date of the Reorganization, the Fund’s index was changed from Sprott Zacks Gold Miners Index to Solactive Gold Miners Custom Factors Index.

The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are or will be listed on the NYSE Arca, Inc. (the “Exchange” or “NYSE Arca”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Fund generally consists of 50,000 Shares, though this may change from time to time. Creation Units are not expected to consist of fewer than 50,000 Shares. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. An Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares of the Fund under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained; (ii) if the Exchange files separate proposals under Section 19(b) of the 1940 Act and any of the statements regarding: (a) the index composition; (b) the description of the Fund; (c) limitations on the Fund’s portfolio holdings or reference assets; (d) dissemination and availability of the index or intraday indicative values; or (e) the applicability of the Exchange listing rules specified in such proposals are not continuously maintained; (iii) if following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund; (iv) if the value of the Fund’s underlying index is no longer calculated or available or an interruption to the dissemination persists past the trading day in which it occurred or the underlying index is replaced with a new index, unless the new underlying index meets certain Exchange requirements; (v) if the intraday indicative value is no longer disseminated at least every 15 seconds during the Exchange’s regular market session and the interruption to the dissemination persists past the trading day in which it occurred; or (vi) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

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INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus under the headings “Summary Information—Principal Investment Strategies of the Fund” with respect to the applicable Fund, “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund and “Additional Information About the Fund’s Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General Considerations and Risks

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

In the event that the securities in the Fund’s index are not listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

The Fund will file with the National Futures Association (“NFA”) a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Fund’s operations. Therefore, the Fund, the Adviser and Sub-Adviser (both with respect to the Fund) are not subject to registration or regulation as a commodity pool or CPO under the CEA. If the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

Authorized Participant Concentration

Only an Authorized Participant (as defined in the Creations and Redemptions section of the Fund’s prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Borrowing

The Fund may borrow money to the extent permitted under the 1940 Act, as interpreted or modified by regulation from time to time. This means that, in general, the Fund may borrow money from banks for any purpose in an amount up to 1⁄3 of the Fund’s total assets. The Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three (3) days (not including Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

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The Fund also may enter into certain transactions that can be viewed as constituting a form of borrowing or financing transaction by such Fund. To the extent the Fund “covers” its obligations or liabilities by the segregation or “earmarking” of assets, in accordance with procedures adopted by Board reasonably designed to be consistent with the regulations, rules and SEC staff interpretations under the 1940 Act, such borrowing will not be (i) considered a “senior security” by the Fund or (ii) subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on the Fund’s NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. In addition, the Fund may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Concentration Risk

The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Shares are subject to the risks of an investment in a portfolio of equity securities in an industry or group of industries in which the Fund’s Index is highly concentrated. In addition, because it is the policy of the Fund to generally invest in the securities that comprise the Index, the securities held by such Fund may be concentrated in that industry or group of industries.

Currency Exchange Rate Risk

The Fund may invest its assets in securities denominated in non-U.S. currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of the Shares. Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Custody Risk

Less developed markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories.

Cyber Security

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

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Cyber security failures or breaches by the Fund’s third party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent, and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Emerging Markets Risk

The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Equity Securities

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Fluctuation of Net Asset Value

The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply and demand for Shares on the Exchange. The Adviser cannot predict

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whether the Shares will trade below, at or above the NAV of the Shares of the Fund. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identify to, the same forces influencing the prices of the stocks of the Fund’s Index trading individually or in the aggregate at any point in time.

Foreign Securities

An investment in the Fund involves risks similar to those of investing in portfolios of equity securities traded on non-U.S. exchanges. These risks include market fluctuations caused by such factors as economic and political developments and changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in any of the Fund also involves certain risks and considerations not typically associated with investing in the Fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

ADRs, GDRs and EDRs

The Fund may purchase equity securities of non-U.S. issuers. To the extent the Fund invests in equity securities of non-U.S. issuers, certain of the Fund’s investments in such securities may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt that the Adviser deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts must be sponsored, but the Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Emerging Markets

Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or

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local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging market securities markets can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging market countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging market countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging market securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies that are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging market countries and may increase the expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many emerging market countries lack the social, political, and economic stability characteristic of the United States. Political and social instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

The Fund’s income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

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Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Geographic Concentration Risk.

To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country.

Gold and Silver Mining Industry Risk.

Because as currently constituted the Underlying Index is concentrated in the gold and silver mining industry, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Competitive pressures may have a significant effect on the financial condition of such companies in the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund’s returns. The production and sale of precious metals by governments or central banks or other large holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the supply and prices of precious metals. Economic and political conditions in those countries that are the largest producers of gold may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings. Some gold and precious metals mining operation companies may hedge their exposure to falls in gold and precious metals prices by selling forward future production, which may result in lower returns during periods when the price of gold and precious metals increases. The gold and precious metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations. If a natural disaster or other event with a significant economic impact occurs in a region where the companies in which the Fund invests operate, such disaster or event could negatively affect the profitability of such companies and, in turn, the Fund’s investment in them.

Index Management Risk

Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

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Investment Companies.

The Fund may invest in the securities of other investment companies, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies in excess of the limits discussed above.

If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Consistent with the restrictions discussed above and while they have no current intention to do so, the Fund may invest in different types of investment companies from time to time, including business development companies (“BDCs”). A BDC is a less common type of an investment company that more closely resembles an operating company than a typical investment company. BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with managerial assistance. Similar to an operating company, a BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses. However, as a shareholder of a BDC, the Fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of a computer manufacturer does not directly pay for the cost of labor associated with producing such computers. As a result, the fees and expenses of the Fund that invests in a BDC will be effectively overstated by an amount equal to the “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses are not included as an operating expense of the Fund in the Fund’s financial statements, which more accurately reflect the Fund’s actual operating expenses.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Fund. The acquisition of the Fund’s Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act or as may at some future time be permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment.

Issuer Risk

Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Large Capitalization Companies

Stock prices of large capitalization companies may be less volatile than those of small- and mid-capitalization companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, and thus, returns on investments in securities of large companies could trail the returns on investments in securities of small- and mid-sized companies.

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Liquidity Risk

It may be more difficult for the Fund to buy and sell significant amounts of some securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities.

Market Risk

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Metals and Mining Companies Risk

The Fund will invest in securities that are issued by and/or have exposure to, companies primarily involved in the metals and mining industry. Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s Share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which the Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry.

Metals and Mining Companies Risk

The Fund will invest in securities that are issued by and/or have exposure to, companies primarily involved in the metals and mining industry. Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s Share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which the Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry.

Micro Capitalization Risk

Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

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Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Mid-Capitalization Companies

Stock prices of mid-capitalization companies may be more volatile than those of large capitalization companies and, therefore, the Fund’s Share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it more difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large capitalization companies and are more susceptible to adverse developments related to their products.

National Closed Market Trading Risk

To the extent that the underlying securities held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded Fund (“ETFs”).

Non-Correlation Risk

The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. These transaction costs may be higher for the Fund investing in foreign securities. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by AP. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. It is also possible that the Fund may not replicate its Underlying Index to the extent it has to adjust its portfolio holdings in order to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations (including exchange listing standards), the Fund may not be able to invest in all securities included in its Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in its Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

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The risk that the Fund may not match the performance of its Underlying Index may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of an Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders.

To the extent the Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities closing prices on local markets (i.e., the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Non-Diversification Risk

The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Operational Risk

The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Relationship to Gold and Silver Risk

The Underlying Index measures the performance of equity securities of companies engaged in gold and silver mining and related services in the precious metals sector. Each Underlying Index does not measure the performance of direct investment in gold and silver and, therefore, may not move in the same direction and to the same extent as the spot prices of gold and silver.

Regulatory Action Risk

The mining, refining and/or manufacturing of metals may be significantly affected by regulatory action and changes in governments. For example, China, which produces approximately 80% of the world’s rare earth supplies, has ended its former export quota for rare earth metals following a World Trade Organization (“WTO”) ruling. Future moves by China or other countries essential to the producing, refining or recycling of rare earth metals to limit exports could have a significant adverse effect on industries around the globe and on the values of the businesses in which the Fund invests. Moreover, while it is expected that China will consume a large percentage of the rare earth metals produced within the country to support its growing economy, China has shown a willingness to flood the market for rare earth metals thereby causing many companies to shut down.

Sector Risk

Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.

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As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may more heavily invest will vary.

Materials Sector Risk

The Fund’s assets will be concentrated in the materials sector, which means the Fund will be more affected by the performance of the materials sector than a fund that is more diversified. Many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Securities Lending

The Fund may lend portfolio securities to certain borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees of the Trust (the “Board”) who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Investing cash collateral subjects the Fund to greater market risk, including losses on the collateral and, should the Fund need to look to the collateral in the event of the borrower’s default, losses on the loan secured by that collateral.

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Short-Term Instruments

The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity for cash equitization, funding, or under abnormal market conditions. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by Standard & Poor’s Financial Services LLC, or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Small and Medium Capitalization Stock Risk

The stocks of small and medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Tax Risks

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

Trading Risk

The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. The NAV of Shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Any of these factors, discussed above and further below, may lead to Shares trading at a premium or discount to the Fund’s NAV.

Absence of Prior Active Market

While the Fund’s Shares are listed on an Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. The Distributor does not maintain a secondary market in Shares.

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Trading Issues

Trading in Shares on an Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on an Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of an Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Valuation Risk

The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities or assets that trade low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

INVESTMENT RESTRICTIONS AND POLICIES

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

1.

The Fund may not make loans, except that the Fund may: (i) lend portfolio securities; (ii) enter into repurchase agreements; (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) participate in an interfund lending program with other registered investment companies;

2.	The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.

The Fund may not purchase or sell real estate, except that the Fund may: (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.

The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

6.

The Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and

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7.

The Fund may not purchase any security if, as a result of that purchase, more than 25% of the Fund’s net assets would be invested in securities of issuers having their principal business activities in the same industry or group of industries, except that the Fund may invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries if the index whose performance the Fund seeks to replicate concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be continuously complied with.

BOARD OF TRUSTEES OF THE TRUST

The Board of the Trust consists of five Trustees, all of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including the general oversight of the duties and responsibilities performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration, operation, and business affairs of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Trust’s other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. In reaching its conclusion, the Board also has considered the (i) experience, qualifications, attributes and/or skills, among others, of its members, (ii) each member’s character and integrity, (iii) the length of service as a board member of the Trust, (iv) each person’s willingness to serve and ability to commit the time necessary to perform the duties of a Trustee, and (v) as to each Independent Trustee, such Trustee’s status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute the holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

The Board is also responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser or Sub-Advisory Agreement with the Sub-Adviser, the Board or its designee may meet with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.

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The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund or Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

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Independent Trustees

Name, Address [1] and Age	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During the Past Five Years
Michael W. Clark, 57	Trustee	Since September, 2018	President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.	2	Sprott Focus Trust

Barbara Connolly Keady, 55	Trustee	Since September, 2018	Director of New Business Development at Ceres Partners since 2010	2	Sprott Focus Trust

Peyton T. Muldoon, 48	Trustee	Since September, 2018	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm (since 2011).	2	Sprott Focus Trust

James R. Pierce, Jr., 60	Trustee	Since September, 2018	Chairman of JLT Specialty Insurance Services, Inc. since September, 2014. Global Lead in Marine and Energy Operations at Marsh from 2006 to 2014	2	Sprott Focus Trust

1.	The address for each Trustee is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.
2.	Each Trustee serves until resignation, death, retirement or removal.

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Interested Trustee and Officer

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During the Past Five Years
John Ciampaglia, 48	President and Trustee	Since September, 2018	Senior Managing Director of Sprott Inc. and Chief Executive Officer of Sprott Asset Management, Inc. (Since 2010)	N/A	N/A

Thomas W. Ulrich, 53	Secretary, Chief Compliance Officer	Since September, 2018	In-House Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); In-House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012); Chief Compliance Officer, Altegris Advisors, L.L.C. (from July, 2011 to October, 2012); Principal, General Counsel and Chief Compliance Officer of Geneva Advisors (March, 2005 to July, 2011).	N/A	N/A

Varinder Bhathal, 46	Treasurer and Chief Financial Officer	Since September, 2018	a registered investment adviser, from October 1991 to March 2015; Sprott Asset Management Inc. (since 2007 and Controller and Vice President, Finance since 2015); Managing Director, Finance and Investment Operation of Sprott, Inc. (since October 2017) Chief Financial Officer of Sprott Private Wealth LP (since 2016).

1.	The address for each Trustee and officer is is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.
2.	Each Trustee serves until resignation, death, retirement or removal.

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Board Committees

The Board has an Audit Committee consisting of all Trustees who are Independent Trustees. Ms. Connolly Keady currently serves as a member of the Audit Committee and has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Mr. Clark, an Independent Trustee, is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.

The Board also has a Nominating Committee consisting of all Trustees who are Independent Trustees. Mr. Pierce, an Independent Trustee, is the Chairman of the Nominating Committee. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust’s address and the shareholder communication will be forwarded to the Committee Chairperson for evaluation In considering Trustee nominee candidates, the Nominating Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of the Audit Committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that (i) not all risks that may affect the Trust can be identified, (ii) it may not be practical or cost-effective to eliminate or mitigate certain risks, (iii) it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and (iv) the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, and Adviser employ a variety of processes, procedures and controls to identify such

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possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of the Fund as of the date of this SAI.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Trust (as of December 31, 2018)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (as of December 31, 2018)
Michael W. Clark	None	None
Barbara Connolly Keady	None	None
Peyton T. Muldoon	None	None
James R. Pierce, Jr.	None	None

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in the Adviser or ALPS Portfolio Solutions Distributor, Inc. (“Distributor”), or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Shareholder Communications to the Board

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Remuneration of Trustees

Each current Independent Trustee is paid an annual retainer of $10,000 for his or her services as a Board member to the Fund, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings.

Annual Trustee fees may be reviewed periodically and changed by the Board.

Both the Fund and the Trust are new and thus information about the compensation paid to the Trustees by the Trust for its most recent fiscal year is not available.

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Limitation of Trustees’ Liability

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of the Fund.”

Investment Adviser

Sprott Asset Management LP acts as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Fund (“Advisory Agreement”) and, pursuant to the Advisory Agreement, is responsible for the day-to-day investment management of the Fund. The Adviser is owned and controlled by Sprott Asset Management GP Inc. and Sprott, Inc.

Subject to the authority of the Trust’s Board of Trustees, the Adviser is responsible for the overall management of the Fund’s business affairs. The Adviser invests the assets of the Fund, either directly or through the use of sub-advisers, according to the Fund’s investment objective, policies and restrictions. The Adviser furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of the Fund

The Adviser is paid a monthly management fee at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.35%. The Adviser is required to pay all fees due to the Sub-Adviser (described below) out of the management fee the Adviser receives from the Fund. The Adviser has entered into a contractual arrangement with the Fund to reimburse the Fund’s expenses, and/or waive a portion of the advisory fee, to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements at 0.35% of average daily net assets of the Fund through June 30, 2021, subject to distribution and/or service (12b-1) fees (if any), acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses, which may cause the respective Fund’s Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements shown above to exceed the maximum amounts. The Adviser will be permitted to recover expenses it has borne through this agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the expense agreement. The Fund’s fee waiver/expense reimbursement arrangement with the Adviser permit the Adviser to recapture only if any such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Fund will not be obligated to pay any such fees and expenses more than three years after the particular date in which the fee and expense was waived or reimbursed.

The imposition of the Adviser’s fees, as well as any other operating expenses not borne by the Adviser as described above, will have the effect of reducing the total return to investors. From time to time, the Adviser may waive receipt of its fees, which would have the effect of lowering the Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

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A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreements for the Fund will be available in the Fund’s semi-annual report to shareholders for the period ended May 31, 2019.

Pursuant to the Advisory Agreement, the Fund has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Advisory Agreement is terminable upon 60 days’ notice by the Board and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Sub-Adviser

ALPS Advisors, Inc. acts as investment sub-adviser to the Fund pursuant to a sub-advisory agreement between the Sub-Adviser and the Adviser with respect to the Fund (“Sub-Advisory Agreement”) and, pursuant to the Sub-Advisory Agreement, is responsible for the recommendation of the purchase, retention and sale of the Fund’s portfolio securities, subject to the oversight of the Adviser and the Board. The sub-advisory fee is paid on a monthly basis. The Fund is not responsible for the payment of this sub-advisory fee.

The Sub-Adviser receives the fees indicated in the table below:

Average Assets*	Sub-Advisory Fee**
Up to $250 million	0.04%
$250 million—$500 million	0.03%
Above $500 million	0.02%

*	Subject to the following annual minimums per fund sub-advised by ALPS for Sprott: (i) first two funds: $40,000 per fund; (ii) additional funds: $30,000 per fund.
**	Annual rate stated as a percentage of the average daily net assets of the Fund.

Pursuant to the Sub-Advisory Agreement, the Fund has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Sub-Advisory Agreement is terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

A discussion regarding the Board of Trustees’ basis for approving the Sub-Advisory Agreement with respect to the Fund will be available in the Fund’s semi-annual shareholder report for the period ended May 31, 2019.

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Other Accounts Managed by the Portfolio Managers

Name of Portfolio Manager	Other Accounts Managed (As of April 1, 2019)			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Ryan Mischker	Registered investment companies	16	$12.3 billion	N/A	N/A
	Other pooled investment vehicles	N/A	N/A	N/A	N/A
	Other accounts	N/A	N/A	N/A	N/A
Andrew Hicks	Registered investment companies	16	$12.3 billion	N/A	N/A
	Other pooled investment vehicles	N/A	N/A	N/A	N/A
	Other accounts	N/A	N/A	N/A	N/A

Portfolio Manager Compensation

Mr. Mischker and Mr. Hicks are paid a base salary, plus a discretionary bonus. The bonus for Mr. Mischker and Mr. Hicks is determined by the business unit’s revenue and profitability as well as the individual’s contribution to the business unit. The bonus for Mr. Akins, Mr. Mischker and Mr. Hicks is discretionary and is not based specifically on portfolio performance.

Portfolio Manager Share Ownership

As of the date of this SAI, the Portfolio Managers did not beneficially own shares of the Fund.

Conflicts of Interest

A conflict of interest may arise as a result of the Portfolio Managers being responsible for multiple accounts, including the Fund that may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund or the other account. The other accounts may have similar investment objectives or strategies as the Fund, may track the same benchmarks or indices as the Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the Fund. The Portfolio Managers may be responsible for accounts that have different advisory fee schedules, such as performance-based fees, which may create an incentive for the Portfolio Managers to favor one account over another in terms of access to investment opportunities or the allocation of the Portfolio Managers’ time and resources. The Portfolio Managers may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the Portfolio Managers to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

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To address and manage these potential conflicts of interest, the Adviser has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies and oversight by investment management and the Compliance team.

Custodian and Transfer Agent

State Street Bank and Trust Company (“SSB”) serves as custodian for the Fund pursuant to a Custodian Agreement. As custodian, SSB holds the Fund’s assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. SSB also serves as transfer agent for the Fund pursuant to a Transfer Agency and Service Agreement. As compensation for the foregoing services, SSB receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the management fee.

Administrator

ALPS Fund Services, Inc. (“ALPS Fund Services”) serves as the Trust’s administrator. Pursuant to an administration agreement, ALPS Fund Services provides certain administrative, bookkeeping and accounting services to the Trust. For the services, ALPS Fund Services receives a fee, accrued daily and paid monthly by the Adviser from the management fee. ALPS Fund Services is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Distributor

ALPS Portfolio Solutions Distributor, Inc. (“Distributor”) serves as the distributor of Creation Units for the Trust on an agency basis. The Trust has entered into a Distribution Agreement with the Distributor (“Distribution Agreement”), under which the Distributor, as agent, reviews and approves orders by Authorized Participants to create and redeem shares in Creation Units. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares will be continuously offered for sale only in Creation Units. The Distributor will deliver a prospectus to Authorized Participants purchasing Shares in Creation Units and will maintain records of confirmations of acceptance furnished by it to Authorized Participants. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust or its shareholders.

The Distributor may also enter into agreements with securities dealers (“Dealers”) who will assist in the distribution of Shares. The Distributor will only enter into agreements with firms wishing to purchase Creation Units if the firm qualifies as an Authorized Participant (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days written notice, and

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will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive.

Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

Securities Lending Agent

To the extent the Fund engages in securities lending, a securities lending agent for the Fund (the “Securities Lending Agent”) will be appointed pursuant to a written agreement (the “Securities Lending Agency Agreement”), who will be subject to the overall supervision of the Adviser.

If the Fund engages in securities lending, the Fund will retain a portion of the securities lending income and remit the remaining portion to the Securities Lending Agent as compensation for its services. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. The Securities Lending Agent will bear all operational costs directly related to securities lending.

Because the Fund is newly launched, no securities lending services have been provided, and the Fund had no income and fees/compensation related to its securities lending activities.

Counsel

Thompson Hine LLP is counsel to the Trust, including the Fund and the Trustees that are not interested persons of the Trust, as that term is defined in the 1940 Act.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP serves as the Trust’s independent registered public accounting firm and audits the Fund’s financial statements and performs other related audit services.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual Cash Amounts is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of the Fund. The Trust, the Adviser, Administrator, Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q or Form N-PORT. The Form N-Q or N-PORT for the Fund will be available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q or N-PORT may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090.

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CODE OF ETHICS

The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-888-622-1813 or on the Fund’s website, and on the SEC’s website at http://www.sec.gov. Proxies for the Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund is available through by writing to Sprott ETF Trust at c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Sub-Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Sub-Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

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Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units—Creation Transaction Fee” and “—Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Sub-Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to executed the Fund’s portfolio transactions in connection with such orders.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The Sub-Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

In certain instances, the Sub-Adviser may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund are concerned, in other cases it could be beneficial to the Fund. Transactions effected by Sub-Adviser or the other affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

The Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Sub-Adviser manages or advises. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. The Sub-Adviser may deal, trade and invest for its own account in the

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types of securities in which the Fund may invest. The Sub-Adviser may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, “Additional Information About the Fund’s Investment Strategies and Risks—Risks of Investing in the Fund,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of the Fund are listed on the Exchange and will trade in the secondary market at prices that may differ to some degree from its NAV. The Exchanges may but are not required to remove the Shares of the Fund from listing if: (1) following the initial twelve (12) month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of the Underlying Index or portfolio of securities on which the Fund is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.

As in the case of other securities traded on an Exchange, brokers’ commissions on transactions are based on negotiated commission rates at customary levels.

In order to provide investors with a basis to gauge whether the market price of the Shares on an Exchange is approximately consistent with the current NAV on a per Share basis, every 15 seconds throughout the Exchange’s regular trading hours, an estimated intra-day NAV is calculated and disseminated in accordance with the relevant listing standards of the Exchange. The Fund is not involved in or responsible for the calculation or dissemination of the intra-day NAV and makes no warranty as to its accuracy.

An intra-day NAV is based on a securities component and a cash component (or an all cash amount) that comprises that day’s Creation Deposit (as defined below), as disseminated prior to that Business Day’s commencement of trading.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

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DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General

The Fund will issue and sell Shares only in Creation Units on a continuous basis, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

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A “Business Day” with respect to the Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the Fund’s Index and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of Index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of a Fund Deposit, in the composition of the subject Index being tracked by the Fund or resulting from certain corporate actions.

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Procedures for Creation of Creation Unit Aggregations

To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders Using Clearing Process” and the “Placement of Creation Orders Outside Clearing Process” sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are affected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

With respect to the Fund that invests in non-U.S. securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any

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appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or another investor’s behalf by the closing time of the regular trading session on the Fund’s listing Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

Placement of Creation Orders Using Clearing Process

The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits (for the Fund if it is eligible to utilize the Clearing Process) made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process

Fund Deposits made outside the Clearing Process (including all Fund Deposits made for the Fund that are not eligible to utilize the Clearing Process) must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the second (2nd) Business Day following the day on which the purchase order is deemed received by the Distributor.

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Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) (if the Fund can utilize the Clearing Process) and in the circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See Creation Transaction Fee section below).

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Unit Aggregations

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Sub-Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

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All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation and Redemption Transaction Fee

Authorized Participants may be required to pay a creation or redemption fee for purchasing or redeeming Creation Units. Creation and redemption transactions for the Fund are subject to an creation or redemption fee, payable to SSB, in the amount listed in the table below, irrespective of the size of the order.

An additional variable charge may be imposed for creations effected outside the Clearing Process (with respect to Fund that could utilize the Clearing Process).

In addition, in the case of cash creations or where the Trust permits or requires an Authorized Participant to substitute cash in lieu of depositing a portion of the Deposit Securities, the Authorized Participant may be assessed an additional variable charge to compensate the Fund for the costs associated with purchasing the applicable securities. The Trust may adjust these fees from time to time based upon actual experience. As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s or Sub-Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser or Sub-Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The standard creation or redemption transaction fee for the Fund is $500.

Redemption of Fund Shares in Creation Units Aggregations

Fund Shares may be redeemed only in Creation Unit Aggregations at the Fund’s NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) has full legal authority and legal right to tender for redemption the requisite number of Shares of the applicable Fund and to receive the entire proceeds of the redemption, and (ii) if such Shares submitted for redemption have been loaned or pledged to another party or are the subject of a repurchase agreement, securities lending agreement or any other arrangement effecting legal or beneficial ownership of such Shares being tendered there are no restrictions precluding the tender and delivery of such Shares (including borrowed Shares, if any) for redemption, free and clear of liens, on the redemption settlement date. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

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If the Fund that effects redemptions wholly or partly in-kind, the Custodian, through the NSCC, makes available prior to the opening of business on the Fund’s listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions (or partial cash redemptions) are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities — as announced on the Business Day of the request for redemption received in proper form — plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The Fund may effect redemptions largely or wholly in cash.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee

A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the Fund may be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities that will not be delivered as part of an in-kind redemption order (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were sold by the Trust and the cash in lieu amount (which amount, at the Investment Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and taxes. To the extent applicable, brokerage commissions incurred in connection with the Trust’s sale of portfolio securities will be at the expense of the Fund and will affect the value of all Shares of the Fund; but the Adviser or Sub-Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Redemption Amount to protect ongoing shareholders. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The standard redemption transaction fees for the Fund otherwise are the same as the standard creation fees set forth above. In no event will a redemption transaction fee exceed 2% of the amount redeemed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order.

Placement of Redemption Orders Using Clearing Process

Orders to redeem Creation Unit Aggregations through the Clearing Process (for the Fund eligible to utilize the Clearing Process) must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the second NSCC Business Day following the date on which such request for redemption is deemed received.

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Placement of Redemption Orders Outside Clearing Process

Orders to redeem Creation Unit Aggregations outside the Clearing Process (including all redemption orders for the Fund not eligible to utilize the Clearing Process) must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m., Eastern Time for any Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within two Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust. If the Fund invests in non-U.S. securities, however, due to the schedule of holidays in certain countries, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. In addition, if the Fund invests in non-U.S. securities, in connection with taking delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant action on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

If the Fund effects redemptions wholly or partly in-kind, if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction

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fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Regular Holidays

The Fund that invests in non-U.S. securities generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of “T” plus two Business Days (i.e., days on which the national securities exchange is open). The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus two or T plus one in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for each such Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

DETERMINATION OF NET ASSET VALUE

NAV for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of the Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

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In calculating the Fund’s net asset value per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s pricing procedures require the Valuation Committee to determine a security’s fair value. In determining such value the Valuation Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators. In these cases, the Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Distributions.”

General Policies

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least semi-annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Dividend Distributions

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per Share. Distributions reinvested in additional Shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Sprott Asset Management LP provided the initial capital for the Fund by purchasing 10,000 shares for $100,000. As of the date of this SAI, Sprott Asset Management LP owned 100% of the outstanding shares of the Fund. Sprott Asset Management LP may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

As of the date of this SAI, the aggregate number of shares of beneficial interest of the Fund owned by the Fund’s officers and Trustees as a group was 0% of the Fund’s shares of beneficial interest outstanding.

TAXES

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund will elect and intends to qualify each year to be treated as a separate RIC under the Code. As such, the Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

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It may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying the Diversification Requirement. The Fund’s efforts to satisfy the Diversification Requirement may affect the Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to represent the Index using a sampling strategy, if such a strategy is used at any point, may cause it inadvertently to fail to satisfy the Diversification Requirement.

To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

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The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the Fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at rates of up to 20%.

Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares.

Qualified dividend income includes, in general and subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

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In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 70% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when Shares on which the distribution was received are sold. After a shareholder’s basis in Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares

A sale, redemption, or exchange of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition

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of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments

Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate

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tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

Backup Withholding

The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Foreign Shareholders

Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and shareholders are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Unless certain non-U.S. entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities and with respect to redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue

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of their investment in the Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements

Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

State Tax

In those states that have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Description of Permitted Investments” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Options, Futures, Forward Contracts and Hedging Transactions. In general, option premiums received by the Fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

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The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options and forward contracts) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.

PFIC Investments. The Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no

46

assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Securities Lending. While securities are loaned out by the Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

CAPITAL STOCK

The Trust currently is comprised of four investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional series of the Trust.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all Fund vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other Fund, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

SHAREHOLDER REPORTS

The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

Shareholder inquiries may be made by writing to the Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

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FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

To the Shareholders of Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF and the Board of Trustees of Sprott ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF (the “Funds”), each a series of Sprott ETF Trust as of March 21, 2019, and the notes. In our opinion, the statements of assets and liabilities presents fairly, in all material respects, the financial position of the Funds as of March 21, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The statements of assets and liabilities are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ statements of assets and liabilities based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Funds’ auditor since 2019.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of assets and liabilities are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the statements of assets and liabilities, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the statements of assets and liabilities. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of assets and liabilities. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia,	Pennsylvania
March 22, 2019

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SPROTT ETF TRUST

Statements of Assets and Liabilities

March 21, 2019

	SPROTT Gold Miners ETF	SPROTT Junior Gold Miners ETF
Assets
Cash	$50,000	$50,000

Total Assets	$50,000	$50,000

Liabilities

Total Liabilities	$—	$—

Net Assets	$50,000	$50,000

Components of Net Assets:
Fund Shares issued and outstanding (unlimited number of shares authorized)	$2,000	$2,000
Net asset value per share	$25.00	$25.00

See accompanying notes to financial statements.

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SPROTT ETF TRUST

Notes to Financial Statements

Note 1 — Organization and Registration

The Trust is an open-end management investment company. The Trust currently consists of two investment portfolios: Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF (each a “Fund” and collectively the “Funds”). The Funds are a non-diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory trust on January 3, 2018. The shares of the Funds are referred to herein as “Shares.”

The Funds offer and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Funds generally offer and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are or will be listed on the NYSE Arca, Inc. (the “Exchange” or “NYSE Arca”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Funds generally consist of 50,000 Shares, though this may change from time to time. Creation Units are not expected to consist of fewer than 50,000 Shares. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

Note 2 — Significant Accounting Policies

Basis of Presentation

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Funds are considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

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Use of Estimates

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a preestablished primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being delisted from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

Income Taxes

The Funds’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Funds plan to file U.S. Federal and various state and local tax returns.

Organizational and Offering Expenses

The Adviser will bear the expenses of each Reorganization so that no Fund will incur any direct or indirect expense as a result of the applicable Reorganization; and are not subject to reimbursement.

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Note 3 — Agreements

On September 5, 2018 and March 6, 2019, the Trust held organizational meetings of the Board, at which time the following agreements were approved.

Sprott Asset Management LP (the “Adviser”) serves as the investment adviser to each Fund. Pursuant to an investment advisory agreement (“Advisory Agreement”) between the Trust, on behalf of the each Fund, and the Adviser, the Adviser will provide investment advice to the Funds and will oversee the day-to-day operations of the Funds subject to the direction and control of the Board and the officers of the Trust. The Adviser is wholly owned by Sprott Inc. ALPS Advisors, Inc. serves as the Sub-Adviser (the “Sub-Adviser”) for the Fund. The Sub-Adviser is wholly owned by DST Systems, Inc. Under the Advisory Agreement, the Adviser will also be responsible for arranging, transfer agency, custody, fund administration, securities lending and accounting, and other nondistribution related services necessary for the Funds to operate. As compensation for services provided to the Funds, each Fund will pay the Adviser 0.35%, at an annual rate based on the Fund’s average daily net assets.

The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution related activities and shareholder services. No Rule 12b-1 fees are currently paid by either Fund, and there are no plans to impose these fees.

ALPS Fund Services, Inc. serves as each Funds’ fund accounting agent and administrator pursuant to certain fund accounting servicing and fund administration servicing agreements. State Street Bank serves as each Funds’ custodian and transfer agent pursuant to certain custody and a transfer agency agreements.

ALPS Distributors, Inc. serves as each Funds’ distributor pursuant to a distribution agreement.

Note 4 — Security Ownership of Certain Beneficial Owners and Management

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the 1940 Act. As of March 21, 2019, Sprott Asset Management LP owned 100% of outstanding shares of the Funds.

Note 5 — Indemnification

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 6 — Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no subsequent events identified that require recognition or disclosure.

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DISCLAIMERS

The Fund’s index a registered trademark of Solactive AG and has been licensed for use by Sprott. The Fund is not sponsored, endorsed, sold, or promoted by Solactive AG, and it makes no representation regarding the advisability of investing in the Fund. SOLACTIVE AG AND ITS AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND. Solactive AG calculates and publishes the Indexes and uses its best efforts to ensure that each index is calculated correctly. The publication of the Indexes by Solactive AG does not constitute a recommendation by Solactive AG to invest in the Fund. Solactive AG offer any guarantee or assurance with regard to the results of using the Indexes.

Shares of the Trust are not sponsored, endorsed, or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the Shares of the Fund. NYSE Arca is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the Fund to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. NYSE Arca has no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing, or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall the NYSE Arca have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser and Sub-Adviser do not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser and Sub-Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser and Sub-Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Adviser and Sub-Adviser make no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser and Sub-Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

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APPENDIX A

SPROTT ASSET MANAGEMENT LP PROXY VOTING POLICIES

Sprott Asset Management Proxy Voting Policy

Purpose

A perceived or potential conflict arises when a manager has the opportunity to vote a proxy in a manner that is in its own interest and not in the best interest of a fund associated with the proxy.

Policy

Sprott Asset Management L.P. (the “Manager”), in its capacity as manager to each Fund, is wholly responsible for establishing, monitoring and amending (if necessary) the policies and procedures relating to the voting of proxies received in connection with each Fund’s portfolio investments.

The Manager will vote in favour of the following proxy proposals:

a.	electing and fixing the number of directors

b.	authorizing directors to fix remuneration of auditors

c.	appointing auditors

d.	approving private placements to insiders exceeding a 10% threshold

e.	ratifying director actions

f.	approving private placements exceeding a 25% threshold

g.	approving special resolutions to change the authorized capital of a corporation to an unlimited number of common shares without par value

h.	changing the registered address

The Manager will vote against any proposal relating to stock option plans that: (i) exceed 5% of the common shares issued and outstanding at the time of grant (on a non-diluted basis); or (ii) provide that the maximum number of common shares issuable pursuant to such plan exceeds a ‘‘rolling’’ maximum equal to 5% of the outstanding common shares at the date of the grant of applicable options.

In certain cases, proxy votes may not be cast when the Manager determines that it is not in the best interests of security holders of a Fund to vote such proxies. In the event a proxy raises a potential material conflict of interest between the interests of a Fund and the Manager, affiliate or associate of the Fund or the manager or portfolio advisor of such affiliate or associate, the conflict will be resolved in the best interests of the security holders of the Fund.

The Manager retains the discretion to depart from these policies on any particular proxy vote depending upon the facts and circumstances.

A copy of the proxy voting guidelines of the Manager is available upon request, free of charge, by contacting the Corporation at Suite 2600, South Tower, Royal Bank Plaza, 200 Bay Street, Toronto, Ontario, M5J 2J1 or through the Manager’s website.

Resolution of Conflict

By setting out predetermined guidelines based on industry best practices, this proxy policy reduces the potential for arbitrary voting decisions that are not made in the best interests of each Fund.

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APPENDIX B

ALPS ADVISORS INC. PROXY VOTING POLICIES

1.	Policy Statement & General Background

a.	Overview

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

b.	Policy Summary

With all advisory clients of AAI currently being investment companies registered under the 1940 Act, any assignment of voting authority over the Funds’ voting securities is typically delegated to AAI as the Funds’ investment adviser, or the Funds’ sub-adviser by the respective Funds’ Board of Trustees/Directors. If the Funds’ day-to-day investment decisions are performed by the Funds’ investment sub-adviser(s), Funds’ Board of Trustees/Directors may elect to delegate the responsibility of voting proxies to such sub-adviser to be voted in accordance to the sub-adviser’s proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. For securities in the portfolio of a Fund that is managed by more than one sub-adviser, each sub-adviser shall make voting decisions pursuant to their own proxy voting policies and procedures, as adopted in conformance with the Advisers Act for their respective portions of the Fund’s portfolio, unless directed otherwise.

AAI has adopted and implemented the following policies and procedures, which it believes are reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients and (2) address material conflicts of interest that may arise. AAI will provide clients with a copy of its policies and procedures, as they may be updated from time to time, upon request. Information regarding AAI’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within AAI. Advisory clients may obtain information on how their proxies were voted by AAI. However, AAI will not selectively disclose its investment company clients’ proxy voting records to third parties; the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings or each investment company’s proxy voting record for 12-month periods ending June 30th.

c.	Policy

All proxies regarding client securities for which AAI has authority to vote will, unless AAI determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by AAI to be in the best interest of AAI’s clients. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as AAI determines in its sole and absolute discretion. There may also be instances where a fund relies upon Section 12(d)(1)(F), and by law, the fund may be required to vote proxies in the same proportion as the vote of all other shareholders of the acquired fund (i.e., “echo vote”). In the event a client believes that its other interests require a different vote, AAI will vote as the client clearly instructs, provided AAI receives such instructions in time to act accordingly.

AAI endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when AAI expects to routinely refrain from voting:

B-1

i.

Proxies will usually not be voted in cases where the security has been loaned from the client’s account and subsequently, AAI determines that the type of proxy issue is not material to shareholders. AAI will utilize the below considerations to determine if a security then on loan should be recalled for voting purposes. Decisions will generally be made on a case-by-case basis depending on whether, in AAI’s judgment,:

•	the matter to be voted on has critical significance to the potential value of the security in question;

•	the security represents a significant holding and whether the security is considered a long-term holding; and

•	AAI believes it can recall the security in time to cast the vote.

ii.

Proxies will usually not be voted in cases where AAI deems the costs to the client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers who impose share blocking restrictions).

AAI seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section 2.b., Conflicts of Interest, below).

2.	Operating Procedures & Control Activities

Where proxy voting is delegated to the sub-adviser, the sub-adviser will adopt proxy voting policies and procedures in accordance in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. AAI has adopted the following proxy voting procedures and controls for any client securities which AAI has authority to vote on:

a.	Proxy Committee

AAI has established a Proxy Committee whose standing members are determined by AAI’s Chief Compliance Officer. These members participate as voting authorities on the Proxy Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates (e.g., Fund CCO or Legal representative) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee’s functions include, in part,

i.

direction of the vote on proposals where there has been a recommendation to the Proxy Committee not to vote according to the predetermined Voting Guidelines (stated in 2.c.i) or on proposals which require special, individual consideration in accordance with Section 2.c.iii.;

ii.	review periodically this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

iii.	development and modification of Voting Procedures, as stated in Section 2.d., as it deems appropriate or necessary.

B-2

b.	Conflicts of Interest

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by AAI, an AAI affiliate, or an AAI associate that creates an incentive (or appearance thereof) to favor the interests of AAI, the affiliate, or associate, rather than the clients’ interests. For example, AAI may have a conflict of interest if either AAI has a significant business relationship with a company that is soliciting a proxy, or if an AAI associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence AAI’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, AAI will seek to resolve it in the clients’ best interests.

AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. In providing proxy voting services to AAI, ISS provides vote recommendations on a pre-determined policy. Generally, AAI will vote proxies based on ISS’ pre-determined voting policy. In doing so, AAI demonstrates that its vote would not be a product of a conflict of interest as AAI would have little or no discretion on how the proxy was voted.

AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

c.	Proxy Voting Guidelines

i.	AAI’s Proxy Voting Guidelines – General Practices

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. AAI will use an independent, third-party vendor to implement its proxy voting process as AAI’s proxy voting agent. In general, whenever a vote is solicited, ISS or another independent third party will execute the vote according to AAI’s Voting Guidelines.

ii.	Ability to Vote Proxies Other than as Provided by Voting Guidelines

A portfolio manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption. The Proxy Committee may consider the matter including any potential conflicts of interest. A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Conflicts of Interest Disclosure and Certification Form - Appendix B to this policy).

iii.	Other Proxy Proposals

For the following categories of proposals either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS’ or an individual client’s guidelines.

B-3

•

New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

•	Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by ISS.

•	Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

•

Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, AAI will refrain from voting such securities. However, in the exceptional circumstances that AAI determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

•	Proxies of Investment Company Shares. Proposals on issues other than those provided in Section 2.c.i will be voted on the specific instruction of the Proxy Committee.

•

Executive/Director Compensation. Except as provided in Section 2.c.i, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

•

Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals, the Proxy Committee will consider the size of the company and the nature of its shareholder base.

d.	Voting Procedures

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.

i.

AAI will use an independent, third-party vendor, to implement its proxy voting process as AAI’s proxy voting agent. This retention is subject to AAI continuously assessing the vendor’s independence from AAI and its affiliates, and the vendor’s ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with AAI’s proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor’s other clients and the owners, officers or employees of any such firm, on the one hand, and AAI’s clients, on the other hand. As means of performing this assessment, AAI will require various reports and notices from the vendor, as well as periodic audits of the vendor’s voting record and other due diligence.

ii.	ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of AAI in accordance with this Policy.

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iii.	On a daily basis, AAI or designee will send to ISS a holdings file detailing each equity holding held in all accounts over which AAI has voting authority.

iv.

AAI will complete a Vote Authorization Registration with ISS for any new client, which will describe how ballots will be executed on behalf of the client. In addition, AAI will complete and provide the client’s custodian bank with a Letter of Authorization. The letter will serve as notice that AAI has retained ISS to act as the voting agent for the securities held in the client’s account and will instruct the custodian bank to forward all ballots, meeting notices, and other proxy materials to ISS.

v.

ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for AAI accounts. ISS will then reconcile information it receives from Proxy Edge and custodian banks. Any discrepancies will be promptly noted and resolved by ISS, with notice to AAI.

vi.

Whenever a vote is solicited, ISS will execute the vote according to AAI’s Voting Guidelines which will be delivered by AAI to ISS as set forth in Appendix A of these policies and procedures and anytime there is a material change to these guidelines.

•

If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to AAI over a secure website. AAI personnel will check this website regularly. The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS’ understanding of the Voting Guidelines previously delivered to ISS. AAI will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. AAI will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

vii.

Each time that ISS will send AAI a request to vote, the request will be accompanied by the recommended vote determined in accordance with AAI’s Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IX.D.2.c.ii. In such situations, ISS will vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of AAI’s Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform AAI of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

viii.

ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by AAI on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients AAI will receive a report from ISS detailing AAI’s voting for the previous period.

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e.	Securities Lending

Each Fund advised by AAI, where authorized by its respective Board, may engage in securities lending transactions, to the extent permitted by the Fund’s investment policies and limitations. The Adviser will be required to monitor for scheduled or anticipated proxy votes relating to securities on loan and determine whether the securities should be recalled from loan on the relevant record date. There may be situations where the Adviser may not be able to recall the security in time to cast the vote.

f.	Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

g.	Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to AAI’s CCO, or designee. Issues involving potential or actual conflicts of interest should be promptly communicated to Compliance or Legal. Compliance will notify the Funds’ Chief Compliance Officer(s), if a material conflict of interest is deemed to have arisen.

h.	Monitoring

AAI’s Compliance Department is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Compliance Department’s monitoring will take into account the following elements: (1) periodic review of ISS votes to ensure that ISS is accurately voting consistent with AAI’s Proxy Guidelines; and (2) review of the Funds’ N-PX report to ensure that it’s filed in a timely and accurate manner. Additionally, AAI will review ISS’ conflicts of interest policies.

AAI’s Compliance Committee monitors proxy matters for its clients including monitoring material conflicts of interest identified.

i.	Availability of Proxy Policy and Voting Record

A summary disclosure regarding the provisions of this Policy will be available in AAI’s Form ADV, to the extent AAI is required to prepare Part 2 to Form ADV. Upon receipt of a Client’s request for more information, AAI will provide to the Client a copy of this Policy and/or how AAI voted proxies for the Client pursuant to this Policy for up to a one-year period.

AAI will not selectively disclose its investment company clients’ proxy voting records; rather, AAI will disclose such information by publicly available annual filings. AAI will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. AAI will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

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•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

j.	Other Recordkeeping Requirements

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

•

Proxy Committee Meeting Minutes and Other Materials (routine oversight matters are discussed within AAI’s Compliance Committee meetings and will be documented within the Compliance Committee’s materials);

•	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations;

•	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms; and

•	Client Communications Regarding Proxy Matters.

Records should be retained for a period of not less than six years. Records must be retained in an appropriate office of AAI for the first three years.

Dated: November 29, 2006

Last Amended: December 1, 2017

APPENDIX A

Summary of Proxy Voting Guidelines

AAI has adopted Institutional Shareholder Services, Inc.’s (“ISS”) standard benchmark policy which allows ISS to apply the most appropriate underlying guideline for each respective ballot. ISS has created multiple guidelines to cover various markets, including, but not limited to: U.S., Canada, Europe, United Kingdom, Asia, Africa and Australia. AAI retains the right to override any of ISS’ guidelines on a case-by-case basis. A concise summary of ISS’ current Proxy Voting Guidelines can be found at: http://www.issgovernance.com/policy.

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APPENDIX B

Conflicts of Interest Disclosure Form

PROXY VOTING CONFLICT OF INTEREST DISCLOSURE FORM

1. Company name:

2. Date of Meeting:

3. Referral Item(s):

4. Description of AAI’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:

5.	Describe procedures used to address any conflict of interest:

Compliance will consider information about AAI’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI’s policy is to invoke one or more of the following conflict management procedures:

a.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI’s proxy voting agent);

b.	Causing the proxies to be delegated to a qualified, independent third party, which may include AAI’s proxy voting agent.

c.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to AAI’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

AAI considers (1) proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

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a.

AAI’s Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of AAI’s Clients.

b.

By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

•

To disclose in writing to AAI’s Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how AAI will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of AAI or ALPS. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

•

To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

c.

In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

6. Describe any contacts from parties outside AAI (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

CERTIFICATION

The undersigned personnel of AAI certifies that, to the best of his/her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Name:
Title:

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SPROTT ETF TRUST

STATEMENT OF ADDITIONAL INFORMATION

Dated: May 10, 2019

This Statement of Additional Information (“SAI”) is not a prospectus, and should be read in conjunction with the Prospectus of Sprott Junior Gold Miners ETF (the “Fund”), a series of Sprott ETF Trust (the “Trust”) dated May 10, 2019, as amended (“Prospectus”), for the following series of the Trust, as it may be supplemented from time to time:

Fund	Ticker Symbol	Listing Exchange
Sprott Junior Gold Miners ETF	SGDJ	NYSE Arca, Inc.

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus, SAI and the Trust’s Annual and Semi-Annual Shareholder Reports may be obtained without charge by writing to the Trust or the Trust’s Distributor, ALPS Portfolio Solutions Distributor, Inc., at 1290 Broadway, Suite 1100, Denver, Colorado 80203 or by calling 1.855.215.1425. (9 a.m. to 6 p.m. Eastern Time).

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Trust currently consists of two investment portfolios: Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF. The Fund is a non-diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory trust on January 3, 2018. The shares of the Fund are referred to herein as “Shares.” Sprott Asset Management LP (the “Adviser”) acts as investment adviser to the Fund. ALPS Advisors, Inc. (the “Sub-Adviser”) acts as sub-adviser to the Fund. The Fund acquired all of the assets and liabilities of Sprott Junior Gold Miners ETF (“Predecessor Fund”), a series of ALPS ETF Trust, in a tax-free reorganization on June 21, 2019. The Predecessor Fund had the same investment objectives, strategies and policies as the corresponding Fund at the time of the Reorganization. As of the date of the Reorganization, the Fund’s index was changed from Sprott Zacks Junior Gold Miners Index to Solactive Junior Gold Miners Custom Factors Index.

The Fund offers and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are or will be listed on the NYSE Arca, Inc. (the “Exchange” or “NYSE Arca”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Fund generally consists of 50,000 Shares, though this may change from time to time. Creation Units are not expected to consist of fewer than 50,000 Shares. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that the Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. An Exchange will consider the suspension of trading in, and will initiate delisting proceedings of, the Shares of the Fund under any of the following circumstances: (i) if any of the requirements set forth in the Exchange rules are not continuously maintained; (ii) if the Exchange files separate proposals under Section 19(b) of the 1940 Act and any of the statements regarding: (a) the index composition; (b) the description of the Fund; (c) limitations on the Fund’s portfolio holdings or reference assets; (d) dissemination and availability of the index or intraday indicative values; or (e) the applicability of the Exchange listing rules specified in such proposals are not continuously maintained; (iii) if following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund; (iv) if the value of the Fund’s underlying index is no longer calculated or available or an interruption to the dissemination persists past the trading day in which it occurred or the underlying index is replaced with a new index, unless the new underlying index meets certain Exchange requirements; (v) if the intraday indicative value is no longer disseminated at least every 15 seconds during the Exchange’s regular market session and the interruption to the dissemination persists past the trading day in which it occurred; or (vi) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus under the headings “Summary Information—Principal Investment Strategies of the Fund” with respect to the applicable Fund, “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund and “Additional Information About the Fund’s Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General Considerations and Risks

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

In the event that the securities in the Fund’s index are not listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for the Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

The Fund will file with the National Futures Association (“NFA”) a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Fund’s operations. Therefore, the Fund, the Adviser and Sub-Adviser (both with respect to the Fund) are not subject to registration or regulation as a commodity pool or CPO under the CEA. If the Fund becomes subject to these requirements, as well as related NFA rules, the Fund may incur additional compliance and other expenses.

Authorized Participant Concentration

Only an Authorized Participant (as defined in the Creations and Redemptions section of the Fund’s prospectus (the “Prospectus”)) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Borrowing

The Fund may borrow money to the extent permitted under the 1940 Act, as interpreted or modified by regulation from time to time. This means that, in general, the Fund may borrow money from banks for any purpose in an amount up to 1⁄3 of the Fund’s total assets. The Fund also may borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets.

Specifically, provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three (3) days (not including Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

The Fund also may enter into certain transactions that can be viewed as constituting a form of borrowing or financing transaction by such Fund. To the extent the Fund “covers” its obligations or liabilities by the segregation or “earmarking” of assets, in accordance with procedures adopted by Board reasonably designed to be consistent with the regulations, rules and SEC staff interpretations under the 1940 Act, such borrowing will not be (i) considered a “senior security” by the Fund or (ii) subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on the Fund’s NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. In addition, the Fund may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Concentration Risk

The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. Shares are subject to the risks of an investment in a portfolio of equity securities in an industry or group of industries in which the Fund’s Index is highly concentrated. In addition, because it is the policy of the Fund to generally invest in the securities that comprise the Index, the securities held by such Fund may be concentrated in that industry or group of industries.

Currency Exchange Rate Risk

The Fund may invest its assets in securities denominated in non-U.S. currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of the Shares. Because the Fund’s net asset value (“NAV”) is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Custody Risk

Less developed markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories.

Cyber Security

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cyber security failures or breaches by the Fund’s third party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent, and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Depositary Receipt Risk

The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market and, if not included in the Underlying Index, may negatively affect the Fund’s ability to replicate the performance of the Underlying Index.

Emerging Markets Risk

The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Equity Securities

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Fluctuation of Net Asset Value

The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply and demand for Shares on the Exchange. The Adviser cannot predict whether the Shares will trade below, at or above the NAV of the Shares of the Fund. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identify to, the same forces influencing the prices of the stocks of the Fund’s Index trading individually or in the aggregate at any point in time.

Foreign Investment Risk

The Fund’s investments in non-U.S. issuers, although limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Countries with emerging markets may present heightened risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events.

Investments in Australian issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to Australia. The Australian economy is heavily dependent on exports from the energy, agricultural and mining sectors. This makes the Australian economy susceptible to fluctuations in the commodity markets. Australia is also dependent on trading with key trading partners.

Investments in Canadian issuers may subject the Fund to economic risk specific to Canada. Among other things, the Canadian economy is heavily dependent on relationships with certain key trading partners, including the United States and China. The Canadian economy is sensitive to fluctuations in certain commodity markets.

Foreign Securities

An investment in the Fund involves risks similar to those of investing in portfolios of equity securities traded on non-U.S. exchanges. These risks include market fluctuations caused by such factors as economic and political developments and changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in any of the Fund also involves certain risks and considerations not typically associated with investing in the Fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

ADRs, GDRs and EDRs

The Fund may purchase equity securities of non-U.S. issuers. To the extent the Fund invests in equity securities of non-U.S. issuers, certain of the Fund’s investments in such securities may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt that the Adviser deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts must be sponsored, but the Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Emerging Markets

Investments in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. In addition, brokerage and other costs associated with transactions in emerging market securities markets can be higher, sometimes significantly, than similar costs incurred in securities markets in developed countries. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging market countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging market countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging market securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies that are less favorable to investors such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Investment in the securities markets of certain emerging market countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging market countries and may increase the expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many emerging market countries lack the social, political, and economic stability characteristic of the United States. Political and social instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

The Fund’s income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the emerging market countries in which it invests, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Emerging markets also have different clearance and settlement procedures, and in certain of these emerging markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

In the past, certain governments in emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs, which in the past have caused huge budget deficits. Often, interest payments have become too overwhelming for a government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for, among other things, social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

Geographic Concentration Risk

To the extent the Underlying Index and the Fund are significantly comprised of securities of issuers from a single country, the Fund would be more likely to be impacted by events or conditions affecting that country.

Gold and Silver Mining Industry Risk.

Because as currently constituted the Underlying Index is concentrated in the gold and silver mining industry, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Competitive pressures may have a significant effect on the financial condition of such companies in the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect the Fund’s returns. The production and sale of precious metals by governments or central banks or other large holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the supply and prices of precious metals. Economic and political conditions in those countries that are the largest producers of gold may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings. Some gold and precious metals mining operation companies may hedge their exposure to falls in gold and precious metals prices by selling forward future production, which may result in lower returns during periods when the price of gold and precious metals increases. The gold and precious metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations. If a natural disaster or other event with a significant economic impact occurs in a region where the companies in which the Fund invests operate, such disaster or event could negatively affect the profitability of such companies and, in turn, the Fund’s investment in them.

Index Management Risk

Unlike many investment companies, the Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble unless that security is removed from the Underlying Index.

Investment Companies

The Fund may invest in the securities of other investment companies, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies in excess of the limits discussed above.

If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Consistent with the restrictions discussed above and while they have no current intention to do so, the Fund may invest in different types of investment companies from time to time, including business development companies (“BDCs”). A BDC is a less common type of an investment company that more closely resembles an operating company than a typical investment company. BDCs generally focus on investing in, and providing managerial assistance to, small, developing, financially troubled, private companies or other companies that may have value that can be realized over time and with managerial assistance. Similar to an operating company, a BDC’s total annual operating expense ratio typically reflects all of the operating expenses incurred by the BDC, and is generally greater than the total annual operating expense ratio of a mutual fund that does not bear the same types of operating expenses. However, as a shareholder of a BDC, the Fund does not directly pay for a portion of all of the operating expenses of the BDC, just as a shareholder of a computer manufacturer does not directly pay for the cost of labor associated with producing such computers. As a result, the fees and expenses of the Fund that invests in a BDC will be effectively overstated by an amount equal to the “Acquired Fund Fees and Expenses.” Acquired Fund Fees and Expenses are not included as an operating expense of the Fund in the Fund’s financial statements, which more accurately reflect the Fund’s actual operating expenses.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Fund. The acquisition of the Fund’s Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act or as may at some future time be permitted by an exemptive order that permits registered investment companies to invest in the Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment.

Investment Risk

An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Issuer Risk

Fund performance depends on the performance of individual securities to which the Fund has exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.

Large Capitalization Companies

Stock prices of large capitalization companies may be less volatile than those of small- and mid-capitalization companies. However, larger companies may not be able to attain the high growth rates of successful smaller companies, and thus, returns on investments in securities of large companies could trail the returns on investments in securities of small- and mid-sized companies.

Liquidity Risk

It may be more difficult for the Fund to buy and sell significant amounts of some securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so. The Fund’s investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to take advantage of other market opportunities or to dispose of securities.

Market Risk

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Metals and Mining Companies Risk

The Fund will invest in securities that are issued by and/or have exposure to, companies primarily involved in the metals and mining industry. Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s Share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which the Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry.

Metals and Mining Companies Risk

The Fund will invest in securities that are issued by and/or have exposure to, companies primarily involved in the metals and mining industry. Investments in metals and mining companies may be speculative and subject to greater price volatility than investments in other types of companies. The profitability of companies in the metals and mining industry is related to, among other things, worldwide metal prices and extraction and production costs. Worldwide metal prices may fluctuate substantially over short periods of time, and as a result, the Fund’s Share price may be more volatile than other types of investments. In addition, metals and mining companies may be significantly affected by changes in global demand for certain metals, economic developments, energy conservation, the success of exploration projects, changes in exchange rates, interest rates, economic conditions, tax treatment, trade treaties, and government regulation and intervention, and events in the regions that the companies to which the Fund has exposure operate (e.g., expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments or repatriation of capital, military coups, social or political unrest, violence and labor unrest). Metals and mining companies may also be subject to the effects of competitive pressures in the metals and mining industry.

Micro Capitalization Risk

Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause the Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Mid-Capitalization Companies

Stock prices of mid-capitalization companies may be more volatile than those of large capitalization companies and, therefore, the Fund’s Share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large capitalization companies to adverse business or economic developments, and the stocks of mid-capitalization companies may be less liquid, making it more difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large capitalization companies and are more susceptible to adverse developments related to their products.

National Closed Market Trading Risk

To the extent that the underlying securities held by the Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded Fund (“ETFs”).

Non-Correlation Risk

The Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. These transaction costs may be higher for the Fund investing in foreign securities. Transaction costs, including brokerage costs, will decrease the Fund’s NAV to the extent not offset by the transaction fee payable by AP. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. It is also possible that the Fund may not replicate its Underlying Index to the extent it has to adjust its portfolio holdings in order to qualify as a “regulated investment company” under the U.S. Internal Revenue Code of 1986, as amended. In addition, the performance of the Fund and its Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions, cash flows or operational inefficiencies.

Due to legal and regulatory rules and limitations (including exchange listing standards), the Fund may not be able to invest in all securities included in its Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in its Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

The risk that the Fund may not match the performance of its Underlying Index may be heightened during times of increased market volatility or other unusual market conditions. Errors in the construction or calculation of an Underlying Index may occur from time to time. Any such errors may not be identified and corrected by the Index Provider for some period of time, which may have an adverse impact on the Fund and its shareholders. For example, during a period where the Fund’s Underlying Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Any gains due to the Index Provider’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s or others’ errors will be borne by the Fund and its shareholders.

To the extent the Fund calculates its NAV based on fair value prices and the value of its Underlying Index is based on securities closing prices on local markets (i.e., the value of the Underlying Index is not based on fair value prices) or the Fund otherwise calculates its NAV based on prices that differ from those used in calculating the Underlying Index, the Fund’s ability to track the Underlying Index may be adversely affected.

Non-Diversification Risk

The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Operational Risk

The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

Relationship to Gold and Silver Risk

The Underlying Index measures the performance of equity securities of companies engaged in gold and silver mining and related services in the precious metals sector. Each Underlying Index does not measure the performance of direct investment in gold and silver and, therefore, may not move in the same direction and to the same extent as the spot prices of gold and silver.

Regulatory Action Risk

The mining, refining and/or manufacturing of metals may be significantly affected by regulatory action and changes in governments. For example, China, which produces approximately 80% of the world’s rare earth supplies, has ended its former export quota for rare earth metals following a World Trade Organization (“WTO”) ruling. Future moves by China or other countries essential to the producing, refining or recycling of rare earth metals to limit exports could have a significant adverse effect on industries around the globe and on the values of the businesses in which the Fund invests. Moreover, while it is expected that China will consume a large percentage of the rare earth metals produced within the country to support its growing economy, China has shown a willingness to flood the market for rare earth metals thereby causing many companies to shut down.

Sector Risk

Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may more heavily invest will vary.

Materials Sector Risk

The Fund’s assets will be concentrated in the materials sector, which means the Fund will be more affected by the performance of the materials sector than a fund that is more diversified. Many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.

Securities Lending

The Fund may lend portfolio securities to certain borrowers. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees of the Trust (the “Board”) who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Investing cash collateral subjects the Fund to greater market risk, including losses on the collateral and, should the Fund need to look to the collateral in the event of the borrower’s default, losses on the loan secured by that collateral.

Short-Term Instruments

The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity for cash equitization, funding, or under abnormal market conditions. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by Standard & Poor’s Financial Services LLC, or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Small and Medium Capitalization Stock Risk

The stocks of small and medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Tax Risks

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

Trading Risk

The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. The NAV of Shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on the Exchange. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Any of these factors, discussed above and further below, may lead to Shares trading at a premium or discount to the Fund’s NAV.

Absence of Prior Active Market

While the Fund’s Shares are listed on an Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. The Distributor does not maintain a secondary market in Shares.

Trading Issues

Trading in Shares on an Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on an Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of an Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Valuation Risk

The sale price the Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities or assets that trade low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

INVESTMENT RESTRICTIONS AND POLICIES

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

1.

The Fund may not make loans, except that the Fund may: (i) lend portfolio securities; (ii) enter into repurchase agreements; (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) participate in an interfund lending program with other registered investment companies;

2.	The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.

The Fund may not purchase or sell real estate, except that the Fund may: (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.

The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

6.

The Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and

7.

The Fund may not purchase any security if, as a result of that purchase, more than 25% of the Fund’s net assets would be invested in securities of issuers having their principal business activities in the same industry or group of industries, except that the Fund may invest more than 25% of the value of its net assets in securities of issuers in any one industry or group of industries if the index whose performance the Fund seeks to replicate concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be continuously complied with.

BOARD OF TRUSTEES OF THE TRUST

The Board of the Trust consists of five Trustees, all of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees”). The Board is responsible for overseeing the management and operations of the Trust, including the general oversight of the duties and responsibilities performed by the Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration, operation, and business affairs of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Trust’s other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. In reaching its conclusion, the Board also has considered the (i) experience, qualifications, attributes and/or skills, among others, of its members, (ii) each member’s character and integrity, (iii) the length of service as a board member of the Trust, (iv) each person’s willingness to serve and ability to commit the time necessary to perform the duties of a Trustee, and (v) as to each Independent Trustee, such Trustee’s status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee.

References to the experience, qualifications, attributes, and skills of Trustees are pursuant to requirements of the SEC, do not constitute the holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

The Board is also responsible for overseeing the nature, extent, and quality of the services provided to the Fund by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser or Sub-Advisory Agreement with the Sub-Adviser, the Board or its designee may meet with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund or Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Independent Trustees

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During Past Five Years
Michael W. Clark, 57	Trustee	Since September, 2018	President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.	2	Sprott Focus Trust

Barbara Connolly Keady, 55	Trustee	Since September, 2018	Director of New Business Development at Ceres Partners since 2010.	2	Sprott Focus Trust

Peyton T. Muldoon, 48	Trustee	Since September, 2018	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm (since 2011).	2	Sprott Focus Trust

James R. Pierce, Jr., 60	Trustee	Since September, 2018	Chairman of JLT Specialty Insurance Services, Inc. since September, 2014. Global Lead in Marine and Energy Operations at Marsh from 2006 to 2014.	2	Sprott Focus Trust

1.	The address for each Trustee is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.
2.	Each Trustee serves until resignation, death, retirement or removal.

Interested Trustee and Officer

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office [2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During Past Five Years
John Ciampaglia, 48	President and Trustee	Since September, 2018	Senior Managing Director of Sprott Inc. and Chief Executive Officer of Sprott Asset Management, Inc. (Since 2010)	N/A	N/A

Thomas W. Ulrich, 53	Secretary, Chief Compliance Officer	Since September, 2018	In-House Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); In-House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012); Chief Compliance Officer, Altegris Advisors, L.L.C. (from July, 2011 to October, 2012); Principal, General Counsel and Chief Compliance Officer of Geneva Advisors (March, 2005 to July, 2011).	N/A	N/A

Varinder Bhathal, 46	Treasurer and Chief Financial Officer	Since September, 2018	a registered investment adviser, from October 1991 to March 2015; Sprott Asset Management Inc. (since 2007 and Controller and Vice President, Finance since 2015); Managing Director, Finance and Investment Operation of Sprott, Inc. (since October 2017) Chief Financial Officer of Sprott Private Wealth LP (since 2016).	N/A	N/A

1.	The address for each Trustee and officer is 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1.
2.	Each Trustee serves until resignation, death, retirement or removal.

Board Committees

The Board has an Audit Committee consisting of all Trustees who are Independent Trustees. Ms. Connolly Keady currently serves as a member of the Audit Committee and has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Mr. Clark, an Independent Trustee, is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.

The Board also has a Nominating Committee consisting of all Trustees who are Independent Trustees. Mr. Pierce, an Independent Trustee, is the Chairman of the Nominating Committee. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust’s address and the shareholder communication will be forwarded to the Committee Chairperson for evaluation In considering Trustee nominee candidates, the Nominating Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of the Audit Committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that (i) not all risks that may affect the Trust can be identified, (ii) it may not be practical or cost-effective to eliminate or mitigate certain risks, (iii) it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and (iv) the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, and Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of the Fund as of the date of this SAI.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the Trust (as of December 31, 2018)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (as of December 31, 2018)
Michael W. Clark	None	None
Barbara Connolly Keady	None	None
Peyton T. Muldoon	None	None
James R. Pierce, Jr.	None	None

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in the Adviser or ALPS Portfolio Solutions Distributor, Inc. (“Distributor”), or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.

Shareholder Communications to the Board

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Remuneration of Trustees

Each current Independent Trustee is paid an annual retainer of $10,000 for his or her services as a Board member to the Fund, together with out-of-pocket expenses in accordance with the Board’s policy on travel and other business expenses relating to attendance at meetings.

Annual Trustee fees may be reviewed periodically and changed by the Board.

Both the Fund and the Trust are new and thus information about the compensation paid to the Trustees by the Trust for its most recent fiscal year is not available.

Limitation of Trustees’ Liability

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, any person who is serving or has served at the Trust’s request as a Trustee, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Amended and Restated By-laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of the Fund.”

Investment Adviser

Sprott Asset Management LP acts as investment adviser to the Fund pursuant to an investment advisory agreement between the Trust and the Adviser with respect to the Fund (“Advisory Agreement”) and, pursuant to the Advisory Agreement, is responsible for the day-to-day investment management of the Fund. The Adviser is owned and controlled by Sprott Asset Management GP Inc. and Sprott, Inc.

Subject to the authority of the Trust’s Board of Trustees, the Adviser is responsible for the overall management of the Fund’s business affairs. The Adviser invests the assets of the Fund, either directly or through the use of sub-advisers, according to the Fund’s investment objective, policies and restrictions. The Adviser furnishes at its own expense all of the necessary office facilities, equipment and personnel required for managing the assets of the Fund

The Adviser is paid a monthly management fee at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.35%. The Adviser is required to pay all fees due to the Sub-Adviser (described below) out of the management fee the Adviser receives from the Fund. The Adviser has entered into a contractual arrangement with the Fund to reimburse the Fund’s expenses, and/or waive a portion of the advisory fee, to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements at 0.35% of average daily net assets of the Fund through June 30, 2021, subject to distribution and/or service (12b-1) fees (if any), acquired fund fees and expenses, taxes, brokerage commissions and extraordinary expenses, which may cause the respective Fund’s Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursements shown above to exceed the maximum amounts. The Adviser will be permitted to recover expenses it has borne through this agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the expense agreement. The Fund’s fee waiver/expense reimbursement arrangement with the Adviser permit the Adviser to recapture only if any such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. The Fund will not be obligated to pay any such fees and expenses more than three years after the particular date in which the fee and expense was waived or reimbursed.

The imposition of the Adviser’s fees, as well as any other operating expenses not borne by the Adviser as described above, will have the effect of reducing the total return to investors. From time to time, the Adviser may waive receipt of its fees, which would have the effect of lowering the Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreements for the Fund will be available in the Fund’s semi-annual report to shareholders for the period ended May 31, 2019.

Pursuant to the Advisory Agreement, the Fund has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Advisory Agreement is terminable upon 60 days’ notice by the Board and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Sub-Adviser

ALPS Advisors, Inc. acts as investment sub-adviser to the Fund pursuant to a sub-advisory agreement between the Sub-Adviser and the Adviser with respect to the Fund (“Sub-Advisory Agreement”) and, pursuant to the Sub-Advisory Agreement, is responsible for the recommendation of the purchase, retention and sale of the Fund’s portfolio securities, subject to the oversight of the Adviser and the Board. The sub-advisory fee is paid on a monthly basis. The Fund is not responsible for the payment of this sub-advisory fee.

The Sub-Adviser receives the fees indicated in the table below:

Average Assets*	Sub-Advisory Fee**
Up to $250 million	0.04%
$250 million—$500 million	0.03%
Above $500 million	0.02%

*	Subject to the following annual minimums per fund sub-advised by ALPS for Sprott: (i) first two funds: $40,000 per fund; (ii) additional funds: $30,000 per fund.
**	Annual rate stated as a percentage of the average daily net assets of the Fund.

Pursuant to the Sub-Advisory Agreement, the Fund has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. The Sub-Advisory Agreement is terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

A discussion regarding the Board of Trustees’ basis for approving the Sub-Advisory Agreement with respect to the Fund will be available in the Fund’s semi-annual shareholder report for the period ended May 31, 2019.

Other Accounts Managed by the Portfolio Managers

	Other Accounts Managed (As of April 1, 2019)			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Ryan Mischker	Registered investment companies	16	$12.3 billion	N/A	N/A
	Other pooled investment vehicles	N/A	N/A	N/A	N/A
	Other accounts	N/A	N/A	N/A	N/A
Andrew Hicks	Registered investment companies	16	$12.3 billion	N/A	N/A
	Other pooled investment vehicles	N/A	N/A	N/A	N/A
	Other accounts	N/A	N/A	N/A	N/A

Portfolio Manager Compensation

Mr. Mischker and Mr. Hicks are paid a base salary, plus a discretionary bonus. The bonus for Mr. Mischker and Mr. Hicks is determined by the business unit’s revenue and profitability as well as the individual’s contribution to the business unit. The bonus for Mr. Akins, Mr. Mischker and Mr. Hicks is discretionary and is not based specifically on portfolio performance.

Portfolio Manager Share Ownership

As of the date of this SAI, the Portfolio Managers did not beneficially own shares of the Fund.

Conflicts of Interest

A conflict of interest may arise as a result of the Portfolio Managers being responsible for multiple accounts, including the Fund that may have different investment guidelines and objectives. In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Fund or the other account. The other accounts may have similar investment objectives or strategies as the Fund, may track the same benchmarks or indices as the Fund tracks, and may sell securities that are eligible to be held, sold or purchased by the Fund. The Portfolio Managers may be responsible for accounts that have different advisory fee schedules, such as performance-based fees, which may create an incentive for the Portfolio Managers to favor one account over another in terms of access to investment opportunities or the allocation of the Portfolio Managers’ time and resources. The Portfolio Managers may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the Portfolio Managers to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, the Adviser has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies and oversight by investment management and the Compliance team.

Custodian and Transfer Agent

State Street Bank and Trust Company (“SSB”) serves as custodian for the Fund pursuant to a Custodian Agreement. As custodian, SSB holds the Fund’s assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. SSB also serves as transfer agent for the Fund pursuant to a Transfer Agency and Service Agreement. As compensation for the foregoing services, SSB receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the management fee.

Administrator

ALPS Fund Services, Inc. (“ALPS Fund Services”) serves as the Trust’s administrator. Pursuant to an administration agreement, ALPS Fund Services provides certain administrative, bookkeeping and accounting services to the Trust. For the services, ALPS Fund Services receives a fee, accrued daily and paid monthly by the Adviser from the management fee. ALPS Fund Services is located at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Distributor

ALPS Portfolio Solutions Distributor, Inc. (“Distributor”) serves as the distributor of Creation Units for the Trust on an agency basis. The Trust has entered into a Distribution Agreement with the Distributor (“Distribution Agreement”), under which the Distributor, as agent, reviews and approves orders by Authorized Participants to create and redeem shares in Creation Units. The Distributor’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares will be continuously offered for sale only in Creation Units. The Distributor will deliver a prospectus to Authorized Participants purchasing Shares in Creation Units and will maintain records of confirmations of acceptance furnished by it to Authorized Participants. The Distributor has no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust or its shareholders.

The Distributor may also enter into agreements with securities dealers (“Dealers”) who will assist in the distribution of Shares. The Distributor will only enter into agreements with firms wishing to purchase Creation Units if the firm qualifies as an Authorized Participant (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker or other investment professional for more information regarding any payments his or her Intermediary firm may receive.

Any payments made by the Adviser or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

Securities Lending Agent

To the extent the Funds engage in securities lending, a securities lending agent for the Funds (the “Securities Lending Agent”) will be appointed pursuant to a written agreement (the “Securities Lending Agency Agreement”), who will be subject to the overall supervision of the Adviser.

If a Fund engages in securities lending, the Fund will retain a portion of the securities lending income and remit the remaining portion to the Securities Lending Agent as compensation for its services. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. The Securities Lending Agent will bear all operational costs directly related to securities lending.

Because each Fund is newly launched, no securities lending services have been provided, and the Funds had no income and fees/compensation related to their securities lending activities.

Counsel

Thompson Hine LLP is counsel to the Trust, including the Fund and the Trustees that are not interested persons of the Trust, as that term is defined in the 1940 Act.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP serves as the Trust’s independent registered public accounting firm and audits the Fund’s financial statements and performs other related audit services.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual Cash Amounts is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of the Fund. The Trust, the Adviser, Administrator, Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q or Form N-PORT. The Form N-Q or N-PORT for the Fund will be available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q or N-PORT may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090.

CODE OF ETHICS

The Trust and the Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust and the Adviser from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to the codes of ethics). Each Code of Ethics permits personnel subject to that Code of Ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by the Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust or the Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-888-622-1813 or on the Fund’s website, and on the SEC’s website at http://www.sec.gov. Proxies for the Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund is available through by writing to Sprott ETF Trust at c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203. The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Sub-Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Sub-Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Sub-Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

Subject to the foregoing policies, brokers or dealers selected to execute the Fund’s portfolio transactions may include the Fund’s Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute the Fund’s portfolio transactions in conjunction with an all-cash creation unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units—Creation Transaction Fee” and “—Redemption Transaction Fee”, the Fund may determine to not charge a variable fee on certain orders when the Sub-Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to executed the Fund’s portfolio transactions in connection with such orders.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The Sub-Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

In certain instances, the Sub-Adviser may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund are concerned, in other cases it could be beneficial to the Fund. Transactions effected by Sub-Adviser or the other affiliates on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

The Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that the Sub-Adviser manages or advises. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by the Sub-Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by Sub-Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. The Sub-Adviser may deal, trade and invest for its own account in the types of securities in which the Fund may invest. The Sub-Adviser may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, “Additional Information About the Fund’s Investment Strategies and Risks—Risks of Investing in the Fund,” “Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of the Fund are listed on the Exchange and will trade in the secondary market at prices that may differ to some degree from its NAV. The Exchanges may but are not required to remove the Shares of the Fund from listing if: (1) following the initial twelve (12) month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of the Underlying Index or portfolio of securities on which the Fund is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.

As in the case of other securities traded on an Exchange, brokers’ commissions on transactions are based on negotiated commission rates at customary levels.

In order to provide investors with a basis to gauge whether the market price of the Shares on an Exchange is approximately consistent with the current NAV on a per Share basis, every 15 seconds throughout the Exchange’s regular trading hours, an estimated intra-day NAV is calculated and disseminated in accordance with the relevant listing standards of the Exchange. The Fund is not involved in or responsible for the calculation or dissemination of the intra-day NAV and makes no warranty as to its accuracy.

An intra-day NAV is based on a securities component and a cash component (or an all cash amount) that comprises that day’s Creation Deposit (as defined below), as disseminated prior to that Business Day’s commencement of trading.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General

The Fund will issue and sell Shares only in Creation Units on a continuous basis, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to the Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

The consideration for purchase of a Creation Unit of the Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in the Fund’s Index and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant.

The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of Index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of a Fund Deposit, in the composition of the subject Index being tracked by the Fund or resulting from certain corporate actions.

Procedures for Creation of Creation Unit Aggregations

To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the “Placement of Creation Orders Using Clearing Process” and the “Placement of Creation Orders Outside Clearing Process” sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are affected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

With respect to the Fund that invests in non-U.S. securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or another investor’s behalf by the closing time of the regular trading session on the Fund’s listing Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

Placement of Creation Orders Using Clearing Process

The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits (for the Fund if it is eligible to utilize the Clearing Process) made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process

Fund Deposits made outside the Clearing Process (including all Fund Deposits made for the Fund that are not eligible to utilize the Clearing Process) must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the second (2nd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) (if the Fund can utilize the Clearing Process) and in the circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See Creation Transaction Fee section below).

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Unit Aggregations

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the

Trust, the Adviser, the Sub-Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation and Redemption Transaction Fee

Authorized Participants may be required to pay a creation or redemption fee for purchasing or redeeming Creation Units. Creation and redemption transactions for the Fund are subject to an creation or redemption fee, payable to SSB, in the amount listed in the table below, irrespective of the size of the order.

An additional variable charge may be imposed for creations effected outside the Clearing Process (with respect to Fund that could utilize the Clearing Process).

In addition, in the case of cash creations or where the Trust permits or requires an Authorized Participant to substitute cash in lieu of depositing a portion of the Deposit Securities, the Authorized Participant may be assessed an additional variable charge to compensate the Fund for the costs associated with purchasing the applicable securities. The Trust may adjust these fees from time to time based upon actual experience. As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s or Sub-Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser or Sub-Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The standard creation or redemption transaction fee for the Fund is $500.

Redemption of Fund Shares in Creation Units Aggregations

Fund Shares may be redeemed only in Creation Unit Aggregations at the Fund’s NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) has full legal authority and legal right to tender for redemption the requisite number of Shares of the applicable Fund and to receive the entire proceeds of the redemption, and (ii) if such Shares submitted for redemption have been loaned or pledged to another party or are the subject of a repurchase agreement, securities lending agreement or any other arrangement effecting legal or beneficial ownership of such Shares being tendered there are no restrictions precluding the tender and delivery of such Shares (including borrowed

Shares, if any) for redemption, free and clear of liens, on the redemption settlement date. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

If the Fund that effects redemptions wholly or partly in-kind, the Custodian, through the NSCC, makes available prior to the opening of business on the Fund’s listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions (or partial cash redemptions) are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities — as announced on the Business Day of the request for redemption received in proper form — plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The Fund may effect redemptions largely or wholly in cash.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee

A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the Fund may be imposed to compensate the Fund for the costs associated with selling the applicable securities. The Fund may adjust these fees from time to time based on actual experience. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities that will not be delivered as part of an in-kind redemption order (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were sold by the Trust and the cash in lieu amount (which amount, at the Investment Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and taxes. To the extent applicable, brokerage commissions incurred in connection with the Trust’s sale of portfolio securities will be at the expense of the Fund and will affect the value of all Shares of the Fund; but the Adviser or Sub-Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Redemption Amount to protect ongoing shareholders. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The standard redemption transaction fees for the Fund otherwise are the same as the standard creation fees set forth above. In no event will a redemption transaction fee exceed 2% of the amount redeemed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order.

Placement of Redemption Orders Using Clearing Process

Orders to redeem Creation Unit Aggregations through the Clearing Process (for the Fund eligible to utilize the Clearing Process) must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the second NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process

Orders to redeem Creation Unit Aggregations outside the Clearing Process (including all redemption orders for the Fund not eligible to utilize the Clearing Process) must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the “DTC Cut-Off-Time”) and 2:00 p.m., Eastern Time for any Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within two Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust. If the Fund invests in non-U.S. securities, however, due to the schedule of holidays in certain countries, the delivery of in-kind redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. In addition, if the Fund invests in non-U.S. securities, in connection with taking delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant action on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

If the Fund effects redemptions wholly or partly in-kind, if it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Regular Holidays

The Fund that invests in non-U.S. securities generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of “T” plus two Business Days (i.e., days on which the national securities exchange is open). The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus two or T plus one in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for each such Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

DETERMINATION OF NET ASSET VALUE

NAV for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of the Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating the Fund’s net asset value per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s pricing procedures require the Valuation Committee to determine a security’s fair value. In determining such value the Valuation Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators. In these cases, the Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Distributions.”

General Policies

The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends at least semi-annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Dividend Distributions

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the same Fund at NAV per Share. Distributions reinvested in additional Shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Sprott Asset Management LP provided the initial capital for the Fund by purchasing 10,000 shares for $100,000. As of the date of this SAI, Sprott Asset Management LP owned 100% of the outstanding shares of the Fund. Sprott Asset Management LP may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

The percentage ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.

As of the date of this SAI, the aggregate number of shares of beneficial interest of the Fund owned by the Fund’s officers and Trustees as a group was 0% of the Fund’s shares of beneficial interest outstanding.

TAXES

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund will elect and intends to qualify each year to be treated as a separate RIC under the Code. As such, the Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. To qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of the Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (b) not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

It may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying the Diversification Requirement. The Fund’s efforts to satisfy the Diversification Requirement may affect the Fund’s execution of its investment strategy and may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to represent the Index using a sampling strategy, if such a strategy is used at any point, may cause it inadvertently to fail to satisfy the Diversification Requirement.

To the extent the Fund makes investments that may generate income that is not qualifying income, including certain derivatives, the Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If the Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect, and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, the Fund may be required to dispose of certain assets. If these relief provisions were not available to the Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by non-corporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If the Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If the Fund determines that it will not qualify as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

The Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the Fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

If the Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Taxation of Shareholders – Distributions

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholder receives these distributions in cash or reinvests them in additional Shares.

The Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporations, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at rates of up to 20%.

Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares.

Qualified dividend income includes, in general and subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by the Fund from an ETF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if the Fund does not meet holding period and other requirements with respect to dividend paying stocks in its portfolio, and the shareholder does not meet holding period and other requirements with respect to the Shares on which the dividends were paid.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Distributions from the Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

In the case of corporate shareholders, certain dividends received by the Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 70% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend in order to be eligible. Capital gain dividends distributed to the Fund from other RICs are not eligible for the dividends-received deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

U.S. individuals with adjusted gross income (subject to certain adjustments) exceeding certain threshold amounts ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases) are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes taxable interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Shareholders who have not held Shares for a full year should be aware that the Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in the Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher capital gain or lower capital loss when Shares on which the distribution was received are sold. After a shareholder’s basis in Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares

A sale, redemption, or exchange of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account. An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments

Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records in order to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC. To the extent the Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

Backup Withholding

The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding”; or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is 24%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Foreign Shareholders

Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and shareholders are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Unless certain non-U.S. entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities and with respect to redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in the Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders

Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund if, for example, (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements

Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

State Tax

In those states that have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to the Fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Description of Permitted Investments” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In General. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Options, Futures, Forward Contracts and Hedging Transactions. In general, option premiums received by the Fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options and forward contracts) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid the Fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the Shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.

PFIC Investments. The Fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years.

Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, the Fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Securities Lending. While securities are loaned out by the Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Investments in Securities of Uncertain Tax Character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

CAPITAL STOCK

The Trust currently is comprised of four investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional series of the Trust.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of such Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all Fund vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other Fund, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

SHAREHOLDER REPORTS

The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

Shareholder inquiries may be made by writing to the Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

To the Shareholders of Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF and the Board of Trustees of Sprott ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF (the “Funds”), each a series of Sprott ETF Trust as of March 21, 2019, and the notes. In our opinion, the statements of assets and liabilities presents fairly, in all material respects, the financial position of the Funds as of March 21, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

The statements of assets and liabilities are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ statements of assets and liabilities based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Funds’ auditor since 2019.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of assets and liabilities are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the statements of assets and liabilities, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the statements of assets and liabilities. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statements of assets and liabilities. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia,	Pennsylvania

March 22, 2019

SPROTT ETF TRUST

Statements of Assets and Liabilities

March 21, 2019

	SPROTT Gold Miners ETF	SPROTT Junior Gold Miners ETF
Assets
Cash	$50,000	$50,000

Total Assets	$50,000	$50,000

Liabilities

Total Liabilities	$—	$—

Net Assets	$50,000	$50,000

Components of Net Assets:
Fund Shares issued and outstanding (unlimited number of shares authorized)	$2,000	$2,000
Net asset value per share	$25.00	$25.00

See accompanying notes to financial statements.

SPROTT ETF TRUST

Notes to Financial Statements

Note 1 — Organization and Registration

The Trust is an open-end management investment company. The Trust currently consists of two investment portfolios: Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF (each a “Fund” and collectively the “Funds”). The Funds are a non-diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory trust on January 3, 2018. The shares of the Funds are referred to herein as “Shares.”

The Funds offer and issues Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). The Funds generally offer and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares are or will be listed on the NYSE Arca, Inc. (the “Exchange” or “NYSE Arca”) and trade on the Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. A Creation Unit of the Funds generally consist of 50,000 Shares, though this may change from time to time. Creation Units are not expected to consist of fewer than 50,000 Shares. As a practical matter, only institutions or large investors purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not redeemable securities.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

Note 2 — Significant Accounting Policies

Basis of Presentation

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Funds are considered an Investment Company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Use of Estimates

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a preestablished primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being delisted from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

Income Taxes

The Funds’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Funds plan to file U.S. Federal and various state and local tax returns.

Organizational and Offering Expenses

The Adviser will bear the expenses of each Reorganization so that no Fund will incur any direct or indirect expense as a result of the applicable Reorganization; and are not subject to reimbursement.

Note 3 — Agreements

On September 5, 2018 and March 6, 2019, the Trust held organizational meetings of the Board, at which time the following agreements were approved.

Sprott Asset Management LP (the “Adviser”) serves as the investment adviser to each Fund. Pursuant to an investment advisory agreement (“Advisory Agreement”) between the Trust, on behalf of the each Fund, and the Adviser, the Adviser will provide investment advice to the Funds and will oversee the day-to-day operations of the Funds subject to the direction and control of the Board and the officers of the Trust. The Adviser is wholly owned by Sprott Inc. ALPS Advisors, Inc. serves as the Sub-Adviser (the “Sub-Adviser”) for the Fund. The Sub-Adviser is wholly owned by DST Systems, Inc. Under the Advisory Agreement, the Adviser will also be responsible for arranging, transfer agency, custody, fund administration, securities lending and accounting, and other nondistribution related services necessary for the Funds to operate. As compensation for services provided to the Funds, each Fund will pay the Adviser 0.35%, at an annual rate based on the Fund’s average daily net assets.

The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution related activities and shareholder services. No Rule 12b-1 fees are currently paid by either Fund, and there are no plans to impose these fees.

ALPS Fund Services, Inc. serves as each Funds’ fund accounting agent and administrator pursuant to certain fund accounting servicing and fund administration servicing agreements. State Street Bank serves as each Funds’ custodian and transfer agent pursuant to certain custody and a transfer agency agreements.

ALPS Distributors, Inc. serves as each Funds’ distributor pursuant to a distribution agreement.

Note 4 — Security Ownership of Certain Beneficial Owners and Management

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the 1940 Act. As of March 21, 2019, Sprott Asset Management LP owned 100% of outstanding shares of the Funds.

Note 5 — Indemnification

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Note 6 — Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no subsequent events identified that require recognition or disclosure.

DISCLAIMERS

The Fund’s index a registered trademark of Solactive AG and has been licensed for use by Sprott. The Fund is not sponsored, endorsed, sold, or promoted by Solactive AG, and it makes no representation regarding the advisability of investing in the Fund. SOLACTIVE AG AND ITS AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND. Solactive AG calculates and publishes the Indexes and uses its best efforts to ensure that each index is calculated correctly. The publication of the Indexes by Solactive AG does not constitute a recommendation by Solactive AG to invest in the Fund. Solactive AG offer any guarantee or assurance with regard to the results of using the Indexes.

Shares of the Trust are not sponsored, endorsed, or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the Shares of the Fund. NYSE Arca is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the Fund to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. NYSE Arca has no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing, or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall the NYSE Arca have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser and Sub-Adviser do not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser and Sub-Adviser make no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Adviser and Sub-Adviser make no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser and Sub-Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

APPENDIX A

SPROTT ASSET MANAGEMENT LP PROXY VOTING POLICIES

Sprott Asset Management Proxy Voting Policy

Purpose

A perceived or potential conflict arises when a manager has the opportunity to vote a proxy in a manner that is in its own interest and not in the best interest of a fund associated with the proxy.

Policy

Sprott Asset Management L.P. (the “Manager”), in its capacity as manager to each Fund, is wholly responsible for establishing, monitoring and amending (if necessary) the policies and procedures relating to the voting of proxies received in connection with each Fund’s portfolio investments.

The Manager will vote in favour of the following proxy proposals:

a.	electing and fixing the number of directors

b.	authorizing directors to fix remuneration of auditors

c.	appointing auditors

d.	approving private placements to insiders exceeding a 10% threshold

e.	ratifying director actions

f.	approving private placements exceeding a 25% threshold

g.	approving special resolutions to change the authorized capital of a corporation to an unlimited number of common shares without par value

h.	changing the registered address

The Manager will vote against any proposal relating to stock option plans that: (i) exceed 5% of the common shares issued and outstanding at the time of grant (on a non-diluted basis); or (ii) provide that the maximum number of common shares issuable pursuant to such plan exceeds a ‘‘rolling’’ maximum equal to 5% of the outstanding common shares at the date of the grant of applicable options.

In certain cases, proxy votes may not be cast when the Manager determines that it is not in the best interests of security holders of a Fund to vote such proxies. In the event a proxy raises a potential material conflict of interest between the interests of a Fund and the Manager, affiliate or associate of the Fund or the manager or portfolio advisor of such affiliate or associate, the conflict will be resolved in the best interests of the security holders of the Fund.

The Manager retains the discretion to depart from these policies on any particular proxy vote depending upon the facts and circumstances.

A copy of the proxy voting guidelines of the Manager is available upon request, free of charge, by contacting the Corporation at Suite 2600, South Tower, Royal Bank Plaza, 200 Bay Street, Toronto, Ontario, M5J 2J1 or through the Manager’s website.

Resolution of Conflict

By setting out predetermined guidelines based on industry best practices, this proxy policy reduces the potential for arbitrary voting decisions that are not made in the best interests of each Fund.

A-1

APPENDIX B

ALPS ADVISORS INC. PROXY VOTING POLICIES

1.	Policy Statement & General Background

a.	Overview

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

b.	Policy Summary

With all advisory clients of AAI currently being investment companies registered under the 1940 Act, any assignment of voting authority over the Funds’ voting securities is typically delegated to AAI as the Funds’ investment adviser, or the Funds’ sub-adviser by the respective Funds’ Board of Trustees/Directors. If the Funds’ day-to-day investment decisions are performed by the Funds’ investment sub-adviser(s), Funds’ Board of Trustees/Directors may elect to delegate the responsibility of voting proxies to such sub-adviser to be voted in accordance to the sub-adviser’s proxy voting policies and procedures in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. For securities in the portfolio of a Fund that is managed by more than one sub-adviser, each sub-adviser shall make voting decisions pursuant to their own proxy voting policies and procedures, as adopted in conformance with the Advisers Act for their respective portions of the Fund’s portfolio, unless directed otherwise.

AAI has adopted and implemented the following policies and procedures, which it believes are reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients and (2) address material conflicts of interest that may arise. AAI will provide clients with a copy of its policies and procedures, as they may be updated from time to time, upon request. Information regarding AAI’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within AAI. Advisory clients may obtain information on how their proxies were voted by AAI. However, AAI will not selectively disclose its investment company clients’ proxy voting records to third parties; the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings or each investment company’s proxy voting record for 12-month periods ending June 30th.

c.	Policy

All proxies regarding client securities for which AAI has authority to vote will, unless AAI determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by AAI to be in the best interest of AAI’s clients. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as AAI determines in its sole and absolute discretion. There may also be instances where a fund relies upon Section 12(d)(1)(F), and by law, the fund may be required to vote proxies in the same proportion as the vote of all other shareholders of the acquired fund (i.e., “echo vote”). In the event a client believes that its other interests require a different vote, AAI will vote as the client clearly instructs, provided AAI receives such instructions in time to act accordingly.

AAI endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when AAI expects to routinely refrain from voting:

i.

Proxies will usually not be voted in cases where the security has been loaned from the client’s account and subsequently, AAI determines that the type of proxy issue is not material to shareholders. AAI will utilize the below considerations to determine if a security then on loan should be recalled for voting purposes. Decisions will generally be made on a case-by-case basis depending on whether, in AAI’s judgment,:

•	the matter to be voted on has critical significance to the potential value of the security in question;

•	the security represents a significant holding and whether the security is considered a long-term holding; and

•	AAI believes it can recall the security in time to cast the vote.

ii.

Proxies will usually not be voted in cases where AAI deems the costs to the client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers who impose share blocking restrictions).

AAI seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section 2.b., Conflicts of Interest, below).

2.	Operating Procedures & Control Activities

Where proxy voting is delegated to the sub-adviser, the sub-adviser will adopt proxy voting policies and procedures in accordance in conformance with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. AAI has adopted the following proxy voting procedures and controls for any client securities which AAI has authority to vote on:

a.	Proxy Committee

AAI has established a Proxy Committee whose standing members are determined by AAI’s Chief Compliance Officer. These members participate as voting authorities on the Proxy Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates (e.g., Fund CCO or Legal representative) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee’s functions include, in part,

i.

direction of the vote on proposals where there has been a recommendation to the Proxy Committee not to vote according to the predetermined Voting Guidelines (stated in 2.c.i) or on proposals which require special, individual consideration in accordance with Section 2.c.iii.;

ii.	review periodically this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

iii.	development and modification of Voting Procedures, as stated in Section 2.d., as it deems appropriate or necessary.

b.	Conflicts of Interest

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by AAI, an AAI affiliate, or an AAI associate that creates an incentive (or appearance thereof) to favor the interests of AAI, the affiliate, or associate, rather than the clients’ interests. For example, AAI may have a conflict of interest if either AAI has a significant business relationship with a company that is soliciting a proxy, or if an AAI associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence AAI’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, AAI will seek to resolve it in the clients’ best interests.

AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. In providing proxy voting services to AAI, ISS provides vote recommendations on a pre-determined policy. Generally, AAI will vote proxies based on ISS’ pre-determined voting policy. In doing so, AAI demonstrates that its vote would not be a product of a conflict of interest as AAI would have little or no discretion on how the proxy was voted.

AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

c.	Proxy Voting Guidelines

i.	AAI’s Proxy Voting Guidelines – General Practices

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. AAI will use an independent, third-party vendor to implement its proxy voting process as AAI’s proxy voting agent. In general, whenever a vote is solicited, ISS or another independent third party will execute the vote according to AAI’s Voting Guidelines.

ii.	Ability to Vote Proxies Other than as Provided by Voting Guidelines

A portfolio manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request that the Proxy Committee consider voting the proxy other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s adoption. The Proxy Committee may consider the matter including any potential conflicts of interest. A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Conflicts of Interest Disclosure and Certification Form—Appendix B to this policy).

iii.	Other Proxy Proposals

For the following categories of proposals either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will be voted in accordance with ISS’ or an individual client’s guidelines.

•

New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

•	Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by ISS.

•	Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

•

Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, AAI will refrain from voting such securities. However, in the exceptional circumstances that AAI determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

•	Proxies of Investment Company Shares. Proposals on issues other than those provided in Section 2.c.i will be voted on the specific instruction of the Proxy Committee.

•

Executive/Director Compensation. Except as provided in Section 2.c.i, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

•

Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals, the Proxy Committee will consider the size of the company and the nature of its shareholder base.

d.	Voting Procedures

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.

i.

AAI will use an independent, third-party vendor, to implement its proxy voting process as AAI’s proxy voting agent. This retention is subject to AAI continuously assessing the vendor’s independence from AAI and its affiliates, and the vendor’s ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with AAI’s proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor’s other clients and the owners, officers or employees of any such firm, on the one hand, and AAI’s clients, on the other hand. As means of performing this assessment, AAI will require various reports and notices from the vendor, as well as periodic audits of the vendor’s voting record and other due diligence.

ii.	ISS will provide proxy analysis and record keeping services in addition to voting proxies on behalf of AAI in accordance with this Policy.

iii.	On a daily basis, AAI or designee will send to ISS a holdings file detailing each equity holding held in all accounts over which AAI has voting authority.

iv.

AAI will complete a Vote Authorization Registration with ISS for any new client, which will describe how ballots will be executed on behalf of the client. In addition, AAI will complete and provide the client’s custodian bank with a Letter of Authorization. The letter will serve as notice that AAI has retained ISS to act as the voting agent for the securities held in the client’s account and will instruct the custodian bank to forward all ballots, meeting notices, and other proxy materials to ISS.

v.

ISS will receive proxy material information from Proxy Edge or the custodian bank for the account. This will include issues to be voted upon, together with a breakdown of holdings for AAI accounts. ISS will then reconcile information it receives from Proxy Edge and custodian banks. Any discrepancies will be promptly noted and resolved by ISS, with notice to AAI.

vi.

Whenever a vote is solicited, ISS will execute the vote according to AAI’s Voting Guidelines which will be delivered by AAI to ISS as set forth in Appendix A of these policies and procedures and anytime there is a material change to these guidelines.

•

If ISS is unsure how to vote a particular proxy, ISS will issue a request for voting instructions to AAI over a secure website. AAI personnel will check this website regularly. The request will be accompanied by a recommended vote. The recommended vote will be based upon ISS’ understanding of the Voting Guidelines previously delivered to ISS. AAI will promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. AAI will return a final instruction to vote to ISS, which ISS will record with Proxy Edge or the custodian bank as our agent.

vii.

Each time that ISS will send AAI a request to vote, the request will be accompanied by the recommended vote determined in accordance with AAI’s Voting Guidelines. ISS will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IX.D.2.c.ii. In such situations, ISS will vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of AAI’s Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS will inform AAI of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee will be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

viii.

ISS will have procedures in place to ensure that a vote is cast on every security holding maintained by AAI on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients AAI will receive a report from ISS detailing AAI’s voting for the previous period.

e.	Securities Lending

Each Fund advised by AAI, where authorized by its respective Board, may engage in securities lending transactions, to the extent permitted by the Fund’s investment policies and limitations. The Adviser will be required to monitor for scheduled or anticipated proxy votes relating to securities on loan and determine whether the securities should be recalled from loan on the relevant record date. There may be situations where the Adviser may not be able to recall the security in time to cast the vote.

f.	Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

g.	Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to AAI’s CCO, or designee. Issues involving potential or actual conflicts of interest should be promptly communicated to Compliance or Legal. Compliance will notify the Funds’ Chief Compliance Officer(s), if a material conflict of interest is deemed to have arisen.

h.	Monitoring

AAI’s Compliance Department is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Compliance Department’s monitoring will take into account the following elements: (1) periodic review of ISS votes to ensure that ISS is accurately voting consistent with AAI’s Proxy Guidelines; and (2) review of the Funds’ N-PX report to ensure that it’s filed in a timely and accurate manner. Additionally, AAI will review ISS’ conflicts of interest policies.

AAI’s Compliance Committee monitors proxy matters for its clients including monitoring material conflicts of interest identified.

i.	Availability of Proxy Policy and Voting Record

A summary disclosure regarding the provisions of this Policy will be available in AAI’s Form ADV, to the extent AAI is required to prepare Part 2 to Form ADV. Upon receipt of a Client’s request for more information, AAI will provide to the Client a copy of this Policy and/or how AAI voted proxies for the Client pursuant to this Policy for up to a one-year period.

AAI will not selectively disclose its investment company clients’ proxy voting records; rather, AAI will disclose such information by publicly available annual filings. AAI will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. AAI will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

j.	Other Recordkeeping Requirements

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

•

Proxy Committee Meeting Minutes and Other Materials (routine oversight matters are discussed within AAI’s Compliance Committee meetings and will be documented within the Compliance Committee’s materials);

•	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations;

•	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms; and

•	Client Communications Regarding Proxy Matters.

Records should be retained for a period of not less than six years. Records must be retained in an appropriate office of AAI for the first three years.

Dated: November 29, 2006

Last Amended: December 1, 2017

APPENDIX A

Summary of Proxy Voting Guidelines

AAI has adopted Institutional Shareholder Services, Inc.’s (“ISS”) standard benchmark policy which allows ISS to apply the most appropriate underlying guideline for each respective ballot. ISS has created multiple guidelines to cover various markets, including, but not limited to: U.S., Canada, Europe, United Kingdom, Asia, Africa and Australia. AAI retains the right to override any of ISS’ guidelines on a case-by-case basis. A concise summary of ISS’ current Proxy Voting Guidelines can be found at: http://www.issgovernance.com/policy.

APPENDIX B

Conflicts of Interest Disclosure Form

PROXY VOTING CONFLICT OF INTEREST DISCLOSURE FORM

1. Company
name:
2. Date of Meeting:

3. Referral Item(s):

4. Description of AAI’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:

5. Describe procedures used to address any conflict of interest:

Compliance will consider information about AAI’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) AAI client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the AAI investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) AAI has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, AAI’s policy is to invoke one or more of the following conflict management procedures:

a.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be AAI’s proxy voting agent);

b.	Causing the proxies to be delegated to a qualified, independent third party, which may include AAI’s proxy voting agent.

c.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to AAI’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

AAI considers (1) proxies solicited by open-end and closed-end investment companies for which AAI or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for AAI. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

AAI has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

a.

AAI’s Code of Ethics affirmatively requires that associates of AAI act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of AAI’s Clients.

b.

By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any AAI or ALPS associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

•

To disclose in writing to AAI’s Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how AAI will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of AAI or ALPS. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

•

To refrain from taking into consideration, in the decision as to whether or how AAI will vote proxies the existence of any current or prospective material business relationship between AAI, ALPS or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

c.

In certain circumstances, AAI follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. AAI has undertaken a review of ISS’ conflicts of interest procedures, and will continue to monitor them on an ongoing basis. In the event that AAI determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

6.

Describe any contacts from parties outside AAI (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

CERTIFICATION

The undersigned personnel of AAI certifies that, to the best of his/her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Name:
Title:

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)(A)	Certificate of Trust dated January 2, 2018, as filed with the State of Delaware on January 3, 2018, for Sprott ETF Trust (the “Registrant” or “Trust”)[1]

	(2)(A)	Agreement and Declaration of Trust of the Registrant [1]

(b)	(1)	By-Laws of the Registrant [1]

(c)	Not applicable.

(d)	(1)	Investment Advisory Agreement between the Registrant and Sprott Asset Management LP2

	(2) (3)	Investment Sub-Advisory Agreement between ALPS Advisors, Inc. and Sprott Asset Management LP2 Expense Limitation Agreements between the Registrant and Sprott Asset Management LP2

(e)	(1)	Distribution Agreement between the Registrant and ALPS Distributors, Inc.[2]

(f)	Not applicable.

(g)	(1)	Custody Agreement between Registrant and State Street Bank and Trust Company[2]

	(2)	Fund Administration and Accounting and Servicing Agreement between Registrant and ALPS Fund Services, Inc.[2]

	(4)	Transfer Agent Servicing Agreement between Registrant and State Street Bank and Trust Company[2]

(i)	(1)	Opinion and Consent of Counsel[4]

	(2)	Consent of Independent Accounting Firm - Tait, Weller & Baker LLP[4]

	(3)	Consent of Independent Accounting Firm – Deloitte & Touche, LLP[4]

(k)		Not applicable.

(l)		Not applicable.

(m)		Distribution and Service Plan[3]

(n)		Not applicable.

(o)		Not applicable.

(p)		(1) Code of Ethics of the Registrant and Sprott Asset Management LP3

(2) Code of Ethics of ALPS Advisors, Inc. and ALPS Distributors, Inc.[3]

Other Exhibits: Powers of Attorney.2

[1]	Previously filed as an exhibit to the Registrant’s Registration Statement on Form N-1A (file nos. 333-227545 and 811-23382) on September 26, 2018 and incorporated herein by reference.
[2]	Previously filed as an exhibit to the Registrant’s Registration Statement on Form N-14 (file nos. 333-228095 and 811-23382) on March 28, 2019 and incorporated herein by reference.
[3]	Previously filed as an exhibit to the Registrant’s Registration Statement on Form N-1A (file nos. 333-227545 and 811-23382) on March 28, 2019 and incorporated herein by reference.
[4]	Filed herewith.

Item 29.	Persons Controlled by or Under Common Control with the Fund

Not applicable.

Item 30.	Indemnification

Pursuant to Section 6.5 of the Agreement and Declaration of Trust (the “Declaration”), every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

See “Management” in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 32.	Principal Underwriters

(a)

ALPS Portfolio Solutions Distributors, Inc. (the “Distributor”) acts as the distributor for the Registrant and the following investment companies: ALPS ETF Trust, ALPS Variable Investment Trust, Clough Funds Trust, Financial Investors Trust, and Select Sector SPDRs Trust.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Portfolio Solutions Distributor, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Edmund J. Burke	Director	None
Jeremy O. May	President, Director	None
Bradley J. Swenson	Senior Vice President	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Patrick J. Pedonti**	Vice President, Treasurer and Assistant Secretary	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Joseph J. Frank**	Secretary	None
Douglas W. Fleming**	Assistant Treasurer	None
Steven Price	Vice President, Chief Compliance Officer	None
Daniel Dolan	Senior Vice President	None
Kevin J. Ireland	Senior Vice President	None
Mark R. Kiniry	Senior Vice President	None
Richard C. Noyes	Senior Vice President, General Counsel and Assistant Secretary	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None

Josh Eihausen	Vice President, Associate Senior Counsel	None
Terence Digan	Vice President	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None
Tison Cory	Vice President	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	Assistant Secretary

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Pedonti, Frank and Fleming is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

(c)	Not applicable.

Item 33.	Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of Sprott Asset Management LP, 200 Bay Street, Suite 2600, Toronto, Ontario, Canada M5J2J1, ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. ALPS Distributors, Inc. maintains all records relating to its services as Distributor of the Registrant at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Toronto, and Province of Ontario, on the 8th day of May 2019.

Sprott ETF Trust

By:	/s/ John Ciampaglia
Name:	John Ciampaglia
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on May 8, 2019.

Signature	Title	Date

/s/ John Ciampaglia John Ciampaglia	President and Chief Executive Officer	May 8, 2019

/s/ Michael W. Clark* Michael W. Clark	Trustee	May 8, 2019

/s/ Barbara Connolly Keady* Barbara Connolly Keady	Trustee	May 8, 2019

/s/ Peyton T. Muldoon* Peyton T. Muldoon	Trustee	May 8, 2019

/s/ James R. Pierce Jr.* James R. Pierce Jr.	Trustee	May 8, 2019

/s/ Varinder Bhathal Varinder Bhathal	Treasurer and Chief Financial Officer	May 8, 2019

*	By: /s/ John Ciampaglia

John Ciampaglia, pursuant to a power of attorney filed on March 28, 2019 to the Registrant’s Registration Statement in Pre-Effective Amendment No. 1 on Form N-14.

Exhibit Index

(i)(1)	Opinion and Consent of Counsel

(i)(2)	Consent of Independent Accounting Firm - Tait, Weller & Baker LLP

(i)(3)	Consent of Independent Accounting Firm – Deloitte & Touche, LLP